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                                                                 Exhibit 99.B16g

[MELLON LOGO]

CODE OF CONDUCT

[GRAPHIC]

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[MELLON LOGO]


                                                                       May, 2003
Dear Employee:

Mellon has a long, proud history and a well-deserved reputation for doing business with integrity. Maintaining that reputation for honesty and accountability, and thereby serving all of our constituents well, is essential to achieving our goal of becoming the best performing financial services company. And it is the responsibility of every Mellon employee.

Guiding our day-to-day business dealings are our Shared Values of Integrity, Teamwork and Excellence, which underscore our commitment to a work environment that fosters respect for all employees and help us deliver on the Mellon Promise to customers around the world.

To help you make the right decisions when ethical situations arise in the normal course of business, Mellon offers a number of valuable resources for information and support. These include the Code of Conduct, Securities Trading Policy and various Corporate Policies and Procedures. These policies apply to all Mellon employees and provide guidance to you regarding the business conduct standards you are expected to follow. Additionally, you have a resource in Mellon's Ethics Office. Their mission is to help you when you need guidance applying these policies and to provide a confidential resource to help resolve business situations where there may be concerns over conduct consistent with our Shared Values.

Every employee is responsible for speaking up when they see something wrong. You can do so by calling the Mellon Ethics Help Line. Toll free lines are established in nearly every country around the world where Mellon has employees. The numbers are included in the Code of Conduct and posted on the Ethics Website. You can also e-mail the Ethics Office at ethics@mellon.com. Calls can be anonymous and confidential. Our customers and shareholders expect Mellon and all of its employees to conduct business activities not only in full compliance with all laws and regulations, but also in accordance with the highest possible standards of ethical conduct. I am confident that together we can continue a tradition of excellence begun more than 130 years ago.


/s/ Martin G. McGuinn

Martin G. McGuinn
Chairman and Chief Executive Officer

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TABLE OF CONTENTS

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                                                                           Page #
INTRODUCTION                                                                   1

YOUR RESPONSIBILITIES                                                          2

OBEYING LAWS AND REGULATIONS                                                 3-5
   Criminal Laws                                                               3
   Anticompetitive Activities                                                3-4
   Illegal Use of Corporate Funds                                              4
   Equal Employment Opportunity Laws                                           5
   Drug Free Workplace                                                         5

AVOIDING CONFLICTS OF INTEREST                                               5-9
   Investment Decisions                                                        5
      Investments That Require Approval                                        6
   Self-Dealing                                                                6
   Monitoring Outside Activities                                               6
      Limiting Outside Employment                                              6
      Purchasing Real Estate                                                   7
      Accepting Honoraria                                                      7
      Accepting Fiduciary Appointments                                         7
      Participating in Civic Affairs                                           7
      Serving as an Outside Director or Officer                              7-8
      Participating in Political Activities                                    8
   Dealing With Customers and Suppliers                                        8
      Gifts and Entertainment                                                8-9
      Borrowing From Customers                                                 9
      Giving Advice to Customers                                               9
        Legal Advice                                                           9
        Tax and Investment Advice                                              9
      Recommending Professional Services                                       9

RESPECTING CONFIDENTIAL INFORMATION                                        10-11
   Types of Confidential Information                                          10
      Information Obtained From Business Relations                            10
      Mellon Financial Information                                            10
      Mellon Examination Information                                          10
      Mellon Proprietary Information                                          10
      Electronic Information Systems                                       10-11
      Information Security Systems                                            11
      Computer Software                                                       11
      Insider Information                                                     11

RULES FOR PROTECTING CONFIDENTIAL INFORMATION                              11-12
   Limited Communication to Outsiders                                         11
   Corporate Use Only                                                         11
   Other Customers                                                            11
   Notification of Confidentiality                                            11
   Prevention of Eavesdropping                                                12
   Data Protection                                                            12
   Confidentiality Agreements                                                 12
   Contact With the Public                                                    12
   Supplemental Procedures                                                    12
   Securities Firewall Policy                                                 12

TERMINATION OF EMPLOYMENT                                                     13
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INTRODUCTION

Today's financial services marketplace is filled with a host of new challenges, changes and opportunities. Amidst these changes, one constant guides Mellon Financial Corporation and all of its employees and will continue to be central to all that we do: the mandate for integrity.

Only by conducting ourselves and our business in accordance with the highest standards of legal, ethical and professional integrity can we achieve our vision of excellence and our goals for the future.

This CODE OF CONDUCT will familiarize you with the general guidelines of professional conduct expected from employees in their interactions with customers, prospective customers, competitors, suppliers, the communities we serve and one another. As Mellon employees, we can settle for nothing less than full adherence to the CODE.

Please read the CODE carefully and retain it for your records. From time to time, you may be asked to certify in writing that you have followed the Code, so be sure you understand it. Appropriate officers should periodically reinforce the importance of the CODE to their employees, pointing out provisions of particular relevance.

The penalty for violating any provision of this CODE may be disciplinary action up to and including dismissal. In addition, all violations of criminal laws applicable to Mellon's businesses are required to be and will be reported to the appropriate authorities for prosecution.

Although the CODE provisions generally have worldwide applicability, some sections of the CODE may conflict with the laws or customs of the countries in which Mellon operations are located. However, the CODE may be amended only with the approval of the Ethics Office.

If you have any questions about this CODE, ask your supervisor, contact the Ethics Office or consult the Legal Department. If you suspect a violation of the CODE OF CONDUCT, contact the General Counsel. You can also contact the Manager of the Ethics Office by using the Ethics Help Line where your communications can be handled in a confidential manner (see page 2 to find out how to contact the Ethics Office).

TERMS FREQUENTLY USED IN THE CODE ARE DEFINED AS FOLLOWS:

-    APPROPRIATE OFFICER--head of the affected group, department or subsidiary

-    APPROVAL--formal, written consent

- BANK--any bank or savings and loan association subsidiary, direct or indirect, of Mellon Financial Corporation

- SECURITIES TRADING POLICY--Mellon Financial Corporation's Securities Trading Policy

-    CORPORATION--Mellon Financial Corporation

- EMPLOYEE--any employee of Mellon Financial Corporation or any of its subsidiaries

-    GENERAL COUNSEL--General Counsel of Mellon Financial Corporation

- MANAGER OF THE ETHICS OFFICE--Manager of the Ethics Office of Mellon Financial Corporation

- MELLON--Mellon Financial Corporation and all its wholly-or majority-owned subsidiaries and affiliates.

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YOUR RESPONSIBILITIES

As an employee, your personal conduct should reflect the highest professional standards of behavior. You are obliged to monitor your personal and professional affairs so as not to discredit yourself or Mellon. You should treat all persons fairly. Everyone, including our competitors, has a right to expect you will act with complete honesty, integrity, and fairness. When, on behalf of Mellon, you purchase a product or service, you should do so on the basis of quality and price.

No code of conduct can anticipate every situation. Common sense and good judgment are required in responding to a situation that may not seem to be specifically covered by the CODE and in recognizing when to seek advice regarding application of the CODE. Your behavior at work reflects Mellon's ethics, so you are expected to:

-    obey all laws and regulations that apply to Mellon's business;

- avoid activities that could create conflicts of interest or even the appearance of conflicts of interest with Mellon; and

- respect the confidentiality of Mellon business information and information about those with whom Mellon has business relationships.

Details of the above obligations are presented in the remainder of this CODE OF CONDUCT. Remember, these standards and examples serve as guidelines.

Mellon has established the Ethics Help Line which is available to ALL employees to:

     - ask questions about Mellon's Code of Conduct and related Corporate Policies;
     - provide information about possible violations of the Code, policies or law; and
     -    voice concerns about activities that may place our reputation at risk.

Contacts may be anonymous. Employees can contact the Ethics Office by:

     MELLON ETHICS HELP LINE:
     -    in the United States or Canada, 1-888- MELLON2 (1-888-635-5662)
     -    in Brazil, 0800-891-3813
     - in countries outside the United States, Canada or Brazil, dial your country access code, then 800-710-63562.

          Common country access codes:
          -    00 - United Kingdom, Ireland, Italy, Germany, Spain, Switzerland
          -    0011 - Australia
          -    001 - Hong Kong and Singapore
          -    010, 001010, 00330010 or 0041010 in Japan

     E-MAIL:
     -    ethics@mellon.com

     MAIL:
     -    Mellon's Ethics Office
          P.O. Box 535026
          Pittsburgh, PA 15253-5026

     AIM #:
     -    153-3300

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OBEYING LAWS AND REGULATIONS

Numerous national, state, provincial and local laws of the countries in which we do business apply to Mellon. As an employee, you are expected to conduct all business dealings according to these laws. Violating any of them could subject you and/or Mellon to criminal and civil penalties. If you have questions about these laws or how they apply to particular situations, ask your supervisor or consult the Legal Department.

Mellon management should be informed of matters which might adversely affect the reputation of Mellon, including investigations by any governmental agency. You must be completely candid and cooperative in dealing with Mellon attorneys and auditors.

CRIMINAL LAWS

A number of criminal laws apply to Mellon employees. Examples of activities prohibited by these laws are:

- corruptly accepting or soliciting anything of value (except your salary or other compensation paid by Mellon) intending to be influenced or rewarded in connection with Mellon's business or in return for confidential information (see page 8, "DEALING WITH CUSTOMERS AND SUPPLIERS");

- intentionally failing to make currency transaction filings and other reports required by the Bank Secrecy Act, and other laws;

- knowingly engaging in a financial transaction involving the proceeds of an illegal activity (i.e., money laundering);

-    stealing, embezzling or misapplying Mellon funds or assets;

-    using threats, physical force or other unauthorized means to collect money;

- issuing unauthorized obligations (such as certificates of deposit, notes or mortgages) or recording false entries;

-    using Corporate funds or assets to finance campaigns for political office;

-    lending trust funds to a Mellon officer, director or employee;

-    certifying a check drawn on an account with insufficient funds;

- making a loan or giving a gift to an examiner who has the authority to examine Mellon or its affiliates;

-    misusing federal records and documents;

- using a computer to gain unauthorized access to Mellon records of a customer;

- knowing that a criminal offense has been committed and helping the criminal avoid capture or punishment;

-    making false reports to government officials; and

-    using software in knowing violation of a licensing agreement.

If you are arrested, indicted, or convicted of any criminal offense involving theft, dishonesty, or breach of trust or other type of offense which may affect your employment status, you must notify your manager promptly.

ANTICOMPETITIVE ACTIVITIES

The laws of many jurisdictions prohibit anticompetitve activities. For example, in the United States the Sherman Antitrust Act prohibits any combination, conspiracy or agreement among competitors to restrict or prevent competition. A specific violation of this Act could be a formal or informal agreement between you and a Mellon competitor to fix prices, allocate markets, allocate customers or refuse to deal with particular suppliers or customers.

If you are in contact with Mellon's competitors, you must avoid any agreements with them (or even circumstances that might give the appearance of such agreements) relating to how Mellon conducts its business. You should be especially careful at social or professional gatherings and at trade association meetings where discussions or exchanges of information relating to competitive matters could occur.

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Mellon strongly encourages employees to promote the sale of all of the various
Mellon products and services. "Cross-selling" of Mellon products and services is an extremely valuable tool for increasing Mellon's revenues. However, employees should be aware that the United States Federal Bank Holding Company Act Amendments of 1970 and antitrust laws prohibit Mellon from participating in certain "tying arrangements." A tying arrangement is one in which a seller places conditions on a sale, or the terms of a sale, of a product or service that obligates a buyer to purchase a separate product or service. For example, you may not extend credit conditioned on a customer's rental of a Bank safe deposit box. You must be sure that you do not require customers to participate in prohibited tying arrangements.

The prohibitions against tying arrangements in the Bank Holding Company Act do not apply to certain traditional banking practices such as requiring a compensating balance in connection with a loan.

Questions concerning tying arrangements or other antitrust laws should be directed to the Legal Department.

ILLEGAL USE OF CORPORATE FUNDS

The purpose of any transaction that relates to Corporate funds or assets must be revealed and recorded at the time of the transaction. As an employee, you may not participate in any of the activities listed below.

-    You may not establish or maintain secret or unrecorded funds.

- You may not engage in any transaction knowing that part of an anticipated payment is to be used for unlawful or improper purposes.

- You may not record or participate in recording incorrect, fictitious or misleading entries in Mellon's books or records.

- You may not use Corporate funds or assets for political contributions in connection with political elections. A number of jurisdictions (both national and local) have laws restricting the use of corporate funds or assets in connection with elections in those jurisdictions. Corporate assets include your time during regular working hours, Mellon equipment and supplies, office space, clerical help and advertising facilities.

- You may not make any payment for an expressed purpose on Mellon's behalf to any individual who you know intends to use the money for a different purpose.

- You may not make Corporate or personal payments of cash or other items of value to political candidates, government officials or businesses that are designed to influence the judgment or actions of the recipients in connection with any Mellon activity. Indeed, many jurisdictions put stringent limitations on entertainment of government officials. It is not prohibited under U.S. law, however, to make payments to foreign government employees with essentially ministerial or clerical duties to induce an act or decision not involving discretion. Examples of such "facilitating" payments include payments to expedite shipments through customs, payments to obtain adequate police protection and payments to place transcontinental telephone calls.

Questions concerning the permissibility of any of the above kinds of payments, which may raise issues under applicable laws, should be directed to the Legal Department.

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EQUAL EMPLOYMENT OPPORTUNITY LAWS

Various equal employment opportunity (EEO) laws (both national and local) apply to Mellon. Some prohibit certain kinds of discrimination in hiring, training, determining promotions, etc.; others require Affirmative Action (AA). All employment decisions are to be made in a manner consistent with applicable laws. Mellon strongly supports the principles of these laws, and you are expected to comply with them. You should address any questions concerning Mellon's EEO policy, Mellon's policy prohibiting sexual harassment or Mellon's AA policy to the Legal Department or the Corporate EEO/AA Director in the Human Resources Department.

DRUG FREE WORKPLACE

The illegal possession, use, purchase, transfer or sale of narcotics or other controlled substances on Mellon owned or controlled property, in Mellon owned or leased vehicles, during performance of Mellon business or at Mellon sponsored events is strictly prohibited. Any of these activities are grounds for disciplinary action, up to and including termination of employment. Mellon will cooperate with the appropriate law enforcement agencies with respect to such acts. Employees are required to become thoroughly familiar with our DRUG AND ALCOHOL CONTROL POLICY (CPP-504-4).

AVOIDING CONFLICTS OF INTEREST

In business, a conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. You should not cause Mellon or yourself to have a conflict of interest. You should be particularly sensitive to situations involving family or household members. In your case, a conflict of interest occurs when you allow any interest, activity or influence outside of Mellon to:

-    influence your judgment when acting on behalf of Mellon;

-    compete against Mellon in any business activity;

-    divert business from Mellon;

-    diminish the efficiency with which you perform your regular duties;

-    harm or impair Mellon's financial or professional reputation; or

-    benefit you at the expense of Mellon.

As an employee, you are not permitted to participate in any activity that causes a conflict of interest or gives the appearance of a conflict of interest. Areas frequently involved in conflicts of interest and examples of prohibited activities are described below.

If you believe that you have, or may be perceived to have, a conflict of interest, you must disclose that conflict to the Manager of the Ethics Office. The Manager of the Ethics Office must keep copies of all such disclosures.

Questions concerning conflicts of interest should be directed to the Ethics Office.

INVESTMENT DECISIONS

Because your investments can lead to conflicts of interest, you must be familiar with, and comply with, the investment guidelines contained in the SECURITIES TRADING POLICY, which contains restrictions and preclearance and reporting requirements for various types of securities transactions, including publicly traded securities. The SECURITIES TRADING POLICY also contains special requirements for dealings in Mellon securities. In addition, certain types of investments must be reviewed individually.

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INVESTMENTS THAT REQUIRE APPROVAL

In addition to the requirements contained in the SECURITIES TRADING POLICY, you are required to obtain approval from the Manager of the Ethics Office:

- before you invest in a business enterprise if you have responsibilities for, or have decision-making responsibilities regarding, providing services to, or purchasing goods and services from, that business enterprise on behalf of Mellon; or

- to hold an investment in a business enterprise if you are assigned responsibility for, or have decision-making responsibilities regarding, providing services to, or purchasing goods or services from, that business enterprise on Mellon's behalf after you have made your investment.

SELF-DEALING

To further avoid conflicts of interest, you are restricted from becoming involved in certain business dealings with Mellon. As an employee, you are prohibited from:

- directly or indirectly buying assets from (other than assets being offered to the public or employees generally), or selling assets to, Mellon or any account for which Mellon acts as a fiduciary unless you have prior consent from the appropriate officer or you have court or regulatory approval, as required;

- representing Mellon in any activity (whether an internal Mellon activity or a transaction between Mellon and a third party) requiring your judgment or discretion which affects a person or organization in which you have a material interest, financial or otherwise. For example, you are prohibited from representing Mellon in lending money to a relative or close personal friend because it might impair or appear to impair your professional judgment or the performance of your duties, or from giving credit approval to loans made by an employee who is your spouse because it might impact your spouse's incentive compensation or performance appraisal; and

- representing any non-Mellon company in any transaction with Mellon that involves the exercise of discretion by either party.

MONITORING OUTSIDE ACTIVITIES

As an employee, you are expected to avoid any outside interest or activity that will interfere with your duties. Generally, your outside interests or activities should not:

-    significantly encroach on time or attention you devote to your duties;

-    adversely affect the quality of your work;

-    compete with Mellon's activities;

-    involve any significant use of Mellon's equipment, facilities or supplies;

- imply Mellon's sponsorship or support (for example, through the use of Mellon stationery for personal purposes); or

-    adversely affect the reputation of Mellon.

LIMITING OUTSIDE EMPLOYMENT

While an employee, you may not accept outside employment as a representative who prepares, audits or certifies statements or documents pertinent to Mellon's business.

In addition, you must obtain approval from the Manager of the Ethics Office before you accept employment as a broker, contractor or agent who engages in real estate transactions such as negotiating and selling mortgages for others, appraising property or collecting rents; or as an attorney, tax or investment counselor, or insurance broker or agent.

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PURCHASING REAL ESTATE

Because certain subsidiaries of the Corporation are engaged in real estate activities, any real estate transaction you make must be scrutinized to make certain it is not competitive with Mellon activities.

Unless you receive prior approval from the Manager of the Ethics Office, or the purchase is made in a public auction in which Mellon is not competing, you should not directly or indirectly:

- purchase commercial real estate from, or sell it to, a current or known potential Mellon customer;

- purchase any real estate with a mortgage on which Mellon is foreclosing or on which you know Mellon is planning to foreclose; or

- bid on or purchase any real estate that you know Mellon is considering or is likely to consider purchasing.

ACCEPTING HONORARIA

Neither you nor any member of your immediate family may accept cash honoraria for your public speaking or writing services on Mellon's behalf. If a cash honorarium is tendered, you should donate it to the Mellon Financial Corporation Foundation, request that it be donated to a charity of your choice, or turn it over to the Finance Department. You may accept noncash honoraria of nominal value (In the U.S., nominal value means less than $100. Contact the Ethics Office for assistance in determining nominal values in other locations.) You also may accept reimbursement of related expenses subject to the approval of the Manager of the Ethics Office. You should check with the Tax Group to ensure proper tax treatment.

ACCEPTING FIDUCIARY APPOINTMENTS

A fiduciary appointment is an appointment as an administrator, executor, guardian, custodian for a minor, trustee or managing agent. Unless you are acting on behalf of a member of your family or you have obtained approval from the Manager of the Ethics Office, you may not accept a fiduciary or co-fiduciary appointment. You also may not act as a deputy or co-tenant of a safe deposit box, or act as agent or attorney-in-fact (including signer or co-owner) on a customer's account.

Even if you are acting on behalf of a family member or receive approval to act as fiduciary or co-fiduciary, you are expected to follow these guidelines:

- avoid any representations that you are performing (or have access to) the same professional services that are performed by a Bank;

- do not accept a fee for acting as co-fiduciary with a Bank unless you receive approval from the board of directors of that Bank; and

- do not permit your appointment to interfere with the time and attention you devote to your job responsibilities.

PARTICIPATING IN CIVIC AFFAIRS

You are encouraged to take part in charitable, educational, fraternal or other civic affairs, as long as such affairs do not interfere or conflict with your responsibilities at Mellon. However, you should review the requirements of "Serving as an Outside Director or Officer" (see below) as they may apply to your participation in civic affairs. You should not imply Mellon's sponsorship or support of any outside event or organization without the approval of the Chief Executive Officer of your entity or the Chief Executive Officer's delegate.

SERVING AS AN OUTSIDE DIRECTOR OR OFFICER

In view of the potential conflicts of interest and the possible liability for both you and Mellon, you are urged to be cautious when considering service as an officer, general partner or director of any non-Mellon entity. Before agreeing to such service, you should review and comply with the Corporate Policy on OUTSIDE DIRECTORSHIPS AND OFFICES (CPP-805-l), which requires approvals to hold certain outside offices and directorships. Approvals granted under this Policy do not constitute requests by Mellon to serve, nor do they carry with them indemnification.

While you are serving as an officer, general partner or director of an outside entity, you should:

- not attempt to influence or take part in any vote or decision that may lead to the use of a Mellon product or service by the outside entity, or result in the conferring of some specific benefit to Mellon by the outside entity, and see that the outside entity's records reflect your abstention;

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-    relinquish any responsibility you may have for any Mellon relationship with the outside entity;

- be satisfied that the outside entity conducts its affairs lawfully, ethically and in accordance with prudent management and financial practices; and

- comply with the annual approval requirements in the Corporate Policy on OUTSIDE DIRECTORSHIPS AND OFFICES (CPP-805-l).

Any employee serving as a treasurer of a public organization--such as a school district, borough or other similar government entity--must consult the Legal Department for further guidelines.

PARTICIPATING IN POLITICAL ACTIVITIES

Mellon encourages you to keep informed concerning political issues and candidates and to take an active interest in political affairs. If you do participate in any political activity, however, you may not act as a representative of Mellon unless you are specifically authorized in writing to do so by the Chief Executive Officer of the Corporation.

As explained in "Obeying Laws and Regulations" on page 4, Mellon employees are not permitted to use Corporate funds or assets in connection with political elections. In accordance with applicable laws, however, Mellon may establish political action committees for lawful participation in the political process. The use of Corporate funds or assets in connection with political elections may not be made without prior approval of the Legal Department.

Hospitality toward public officials should never be such that it could tend to compromise, or give the appearance of compromising, the honesty or integrity of the public official or Mellon. Hospitality should be extended with the expectation that it will become public knowledge and should be extended in compliance with all applicable laws and regulations.

DEALING WITH CUSTOMERS AND SUPPLIERS

In your dealings with customers and suppliers, situations sometimes occur that may create a conflict of interest or the appearance of a conflict of interest. To avoid such conflicts, Corporate policies were developed in the areas listed below.

GIFTS AND ENTERTAINMENT

You may not offer or accept gifts or other items of value under circumstances intended to influence you, a customer or supplier in conducting business. Items of value include money, securities, business opportunities, goods, services, discounts on goods or services, entertainment, food or drink (see page 3, "Obeying Laws and Regulations"). Employees should be aware that certain lines of businesses may have more restrictive policies. For example, in the United States employees of NASD members must adhere to NASD rules regarding gifts and entertainment.

Specifically, you may not:

- solicit for yourself or for a third party (other than Mellon) anything of value from anyone in return for any Mellon business, service or confidential information;

- give cash gifts to, or accept cash gifts from, a customer, supplier or person to whom you refer business;

- use your position at Mellon to obtain anything of value from a customer, supplier or person to whom you refer business;

- accept gifts under a will or trust instrument of a customer unless you have the prior approval of the Manager of the Ethics Office; or

- except as provided below, accept anything of value (other than earned salary, wages and fees) from anyone in connection with Mellon business.

The business practices listed below do not create the risk of corruption or breach of trust to Mellon and are permissible. Accordingly, you may accept:

- gifts, gratuities, amenities or favors based on obvious family or personal relationships (such as those between an employee's parents, children, or spouse) where the circumstances make it clear that those relationships--rather than Mellon business--are the motivating factors;

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-    meals, refreshments, travel arrangements or accommodations, or entertainment of reasonable value and in the course of a meeting or other occasion held for business discussions, provided that the expenses would be paid by Mellon as a reasonable business expense;

- loans from other banks or financial institutions on customary terms to finance proper and usual employee activities (such as home mortgage loans), except where prohibited by law;

- advertising or promotional material, such as pens, pencils, note pads, key chains, calendars and similar items having a nominal value. (In the U.S., nominal value means less than $100. Contact the Ethics Office for assistance in determining nominal values in other locations.)

- discounts or rebates on merchandise or services that do not exceed those available to other customers;

- gifts that have a nominal value (see above for description of nominal value) and are related to commonly recognized events or occasions, such as a promotion, conference, sports outing, new job, wedding, retirement or holiday; or

- civic, charitable, educational or religious organization awards for recognition of service and accomplishment.

If you receive or anticipate receiving something of value from a supplier, customer or person to whom you refer business in a situation that is not specifically permitted by the CODE, you must notify the Manager of the Ethics Office in writing of the circumstances. You may not accept the item (or must return it if you have already received it) unless you receive approval from the Manager of the Ethics Office. The Manager of the Ethics Office will approve or deny requests based upon the reasonableness of the circumstances and whether the circumstances pose a threat to Mellon's integrity. The Manager of the Ethics Office will maintain copies or records of all requests and responses.

Entertainment, gifts or prizes given to customers or suppliers by employees should be appropriate for the circumstances and constitute necessary and incidental Mellon business expenses. If you seek reimbursement from Mellon for business expenses, it is your responsibility to see that your expense diary is accurate and reflects only appropriate business expenses. In dealing with employees of other banks or bank holding companies in the United States, you should be aware that gifts or prizes given to those employees are subject to the United States Bank Bribery Law, and that the United States Bank Bribery Law applies to both givers and recipients.

BORROWING FROM CUSTOMERS

You are not permitted to borrow from, or lend your personal funds to, Mellon customers, brokers or suppliers. Credit transactions in customers' normal course of business and on regular terms (for example, transacting business with a recognized lending institution or charging items at a department store) are not included in this restriction.

GIVING ADVICE TO CUSTOMERS

Unless your regular Corporate duties specifically permit, you may not give legal, tax or investment advice to customers.

LEGAL ADVICE--You may be asked by a customer to make a statement regarding the legal implications of a proposed transaction. You cannot give legal advice to customers. Be sure, therefore, that nothing you say might be interpreted as legal advice.

TAX AND INVESTMENT ADVICE--You may not advise customers on matters concerning tax problems, tax return preparation or investment decisions.

RECOMMENDING PROFESSIONAL SERVICES

Customers and others may ask your help to find qualified professional people or firms. Unless you name several candidates without indicating favoritism, you may not recommend attorneys, accountants, insurance brokers or agents, stock brokers, real estate agents, etc., to customers, employees or others. Under no circumstances may you make a recommendation if you expect to benefit.

RESPECTING CONFIDENTIAL INFORMATION

As an employee, you may have knowledge, reports or statements about Mellon's business or possess confidential information about the private or business affairs of Mellon's customers and suppliers. You should assume that all information about Mellon business or the private or business affairs of Mellon's customers (including applicants, former customers and employees/retirees of customers) or suppliers is confidential and you should treat that information as privileged and hold it in the strictest confidence.

Confidential information is to be used only for Mellon's Corporate purposes. Under no circumstances may you use such information for personal gain or pass it on to any person outside Mellon, including family or friends, or even to other employees who do not need such information to perform their jobs or to provide services to or for Mellon. All employees must comply with Mellon's Consumer Privacy Policies and applicable privacy laws and regulations.

TYPES OF CONFIDENTIAL INFORMATION

Although it is impossible to provide an exhaustive list of information that should remain confidential, the following are examples of the general types of confidential information that employees might receive in the ordinary course of carrying out their job responsibilities.

INFORMATION OBTAINED FROM BUSINESS RELATIONS

You may possess confidential information about those with whom Mellon has business relations. If released, such information could have a significant effect on their operations, their business reputations or the market price of their securities. Disclosing such information could expose both you and Mellon to liability for damages. Customer information should not be released to third parties without customer authorization except as approved by the Legal Department.

MELLON FINANCIAL INFORMATION

Financial information about Mellon is confidential unless it has been published in reports to shareholders or has been made otherwise available to the public. It is the policy of the Corporation to disclose all material Corporate information to the public in such a manner that all those who are interested in the Corporation and its securities have equal access to such information.

Except as required by law or approved by the Finance Department, financial information is not to be released to any person or organization. If you have any questions about disclosing financial information, contact the head of the Finance Department.

MELLON EXAMINATION INFORMATION

Virtually all Mellon entities are periodically reviewed by regulatory examiners. Certain reports made by those regulatory agencies are the property of those agencies and are strictly confidential. Giving information from those reports to anyone not officially connected with Mellon is a criminal offense.

Questions concerning examination information should be directed to the Legal Department.

MELLON PROPRIETARY INFORMATION

Certain nonfinancial information developed by Mellon--such as business plans, customer lists, methods of doing business, computer software, source codes, databases and related documentation--is valuable information that is proprietary and confidential. You are not to disclose it to anyone outside Mellon or to anyone inside Mellon who does not have a need to know such information. This obligation extends beyond the period of your employment with Mellon. Employees are prohibited from using Corporate time, resources and assets (including Mellon proprietary information) for personal gain. Mellon has proprietary rights in any materials, products or services that you create which relates to your work at Mellon, that use Mellon resources (equipment, etc.) or that are created during your regular work hours. You must disclose such any materials, products or services to Mellon.

ELECTRONIC INFORMATION SYSTEMS

E-mail (internal and external), voice mail and communications systems are intended for Mellon business use only. Messages and information contained on these systems are subject, at Mellon's sole discretion, to access, monitoring, review and/or disclosure by authorized Mellon personnel with or without notice, at any time. You should not expect messages sent on these systems to be treated as private or confidential. Employees may not use e-mail systems to (l) bypass financial transaction documentation requirements; (2) send inappropriate, harassing or offensive messages; (3) solicit; or (4) deliberately distribute any program or virus that could be destructive to hardware, software, or files on any computer. You should also limit the transmission of highly sensitive information on these systems.

Messages created in these systems should be in compliance with the Corporate Policy on DOCUMENT CREATION AND RETENTION (CPP-111-2). For more detailed information on use of these systems, see the Corporate Policies on USE OF ELECTRONIC MAIL (CPP-111-3); USE OF MELLON'S E-MAIL NETWORK FOR INTERNAL COMMUNICATIONS (CPP-111-4(A)); USE OF MELLON'S E-MAIL NETWORK FOR EXTERNAL COMMUNICATIONS (CPP-111-4(B)); and ACCESS TO ELECTRONIC INFORMATION (CPP-111-4). Additionally, Mellon provides employees access to both the Internet and Intranet (Mellon's internal Internet system) as a resource to obtain Mellon organizational or business related information. Your use of the Internet and Intranet is subject, at Mellon's sole discretion, to access, monitoring, review and/or disclosure by authorized Mellon personnel with or without notice, at any time, and should not be viewed as private or confidential. For more detailed information on use of the Internet and Intranet, see the Corporate Policy on INTERNET/INTRANET ACCESS AND USE (CPP-204-2).

INFORMATION SECURITY SYSTEMS

If you have access to Mellon information systems, you are responsible for taking precautions necessary to prohibit unauthorized entry to the system. You should safeguard your passwords or other means of entry.

COMPUTER SOFTWARE

Computer software is to be used for Mellon business only and must be used in accordance with the terms of the licensing agreement. No copying of software is permitted except in accordance with the licensing agreement.

INSIDE INFORMATION

Inside information is material nonpublic information relating to a company whose securities trade in a public market. Information is considered "material" if it is important enough to affect the judgment of investors about whether to buy, sell or hold securities of that company, or to influence the market price of those securities.

Courts have ruled that inside information must be made public before anyone possessing it can trade, or recommend the purchase or sale of, securities of the issuing company. Under various securities laws (at both the national and local level), you, Mellon and any person with whom you share the information could be held legally responsible for misusing inside information.

Obviously, inside information rules can be very difficult to apply in given circumstances. Employees must be extremely cautious in discussing Mellon information with any person outside of Mellon or in using information obtained at Mellon in making personal investment decisions. If you have any doubts about whether or not an item is inside information or whether or not it has been or should be revealed, consult the Legal Department.

RULES FOR PROTECTING CONFIDENTIAL INFORMATION

The following are some basic rules to follow to protect confidential information.

LIMITED COMMUNICATION TO OUTSIDERS

Confidential information should not be communicated to anyone outside Mellon, except consistent with Mellon's policies on communicating such information.

CORPORATE USE ONLY

Confidential information should be used only for Mellon's Corporate purposes. Under no circumstances may an employee use it, directly or indirectly, for personal gain or for the benefit of any outside party who is not entitled to such information.

OTHER CUSTOMERS

Where appropriate, customers should be made aware that employees will not disclose to them other customers' confidential information or use the confidential information of one customer for the benefit of another.

NOTIFICATION OF CONFIDENTIALITY

When confidential information is communicated to any person, either inside or outside Mellon, they should be informed of the information's confidential nature and the limitations on its further communication.

PREVENTION OF EAVESDROPPING

Confidential matters should not be discussed in public or in places, such as in building lobbies, restaurants or elevators, where persons may overhear. Precautions, such as locking materials in desk drawers overnight, stamping material "Confidential" and delivering materials in sealed envelopes, should be taken with written materials to ensure they are not read by unauthorized persons.

DATA PROTECTION

Data stored on personal computers and diskettes should be properly secured to ensure it is not accessed by unauthorized persons. Access to computer files should be granted only on a need-to-know basis. At a minimum, employees should comply with applicable Mellon policies on electronic data security. Data stored on paper should also be properly secured (locked as appropriate) to ensure that it is not accessed by unauthorized persons. All data should be retained based on the applicable data retention schedules in each line of business. For further information see the see the Corporate Policies on RECORDS MANAGEMENT PROGRAM (CPP-109-3) and RECORDS RETENTION (CPP-111-03

CONFIDENTIALITY AGREEMENTS

Confidentiality agreements to which Mellon is a party must be complied with in addition to, but not in lieu of, this Policy. Confidentiality agreements that deviate from commonly used forms should be reviewed in advance by the Legal Department.

CONTACT WITH THE PUBLIC

All contacts with institutional shareholders or securities analysts about Mellon must be made through the Investor Relations Division of the Finance Department. All contacts with the media and all speeches or other public statements made on behalf of Mellon or about Mellon's businesses must be cleared in advance by Corporate Affairs. All media inquiries should be directed to Corporate Affairs. In speeches and statements not made on behalf of Mellon, care should be taken to avoid any implication that Mellon endorses the views expressed.

SUPPLEMENTAL PROCEDURES

Mellon entities, departments, divisions and groups should establish their own supplemental procedures for protecting confidential information, as appropriate. These procedures may include:

-    establishing records retention and destruction policies;

-    using code names;

- limiting the staffing of confidential matters (for example, limiting the size of working groups and the use of temporary employees, messengers and work processors); and

-    requiring written confidentiality agreements for certain employees.

Any supplemental procedures should be used only to protect confidential information and not to circumvent appropriate report and record keeping requirements.

SECURITIES FIRE WALL POLICY

To facilitate compliance with the prohibition on trading in securities while in possession of insider information, diversified financial services organizations, including Mellon, have adopted securities fire wall policies, which separate the business units or employees likely to receive insider information from the business units or employees that trade securities or provide investment advice.

Mellon's SECURITIES FIRE WALL POLICY (CPP-903-2(C)) establishes rules restricting the flow of information within Mellon to investment personnel; procedures to be used by investment personnel to obtain information from other departments or divisions of Mellon or from other Mellon subsidiaries; and procedures for reporting the receipt of material nonpublic information by investment personnel.

You must know this policy, particularly if you work in an area that handles investment decisions or if you supply or might be asked to supply information to employees in such areas. Under no circumstances should you receive or pass on information that may create a conflict of interest or interfere with a fiduciary obligation of Mellon.

TERMINATION OF EMPLOYMENT

You must return all property of Mellon immediately before or upon termination of employment. This includes all forms of Mellon proprietary information; all hard-copy and computer files; customer lists; personal computer hardware and software; statistical analysis, product pricing, various formulas and models; identification cards; keys and access cards; and other confidential information. In addition, you may not retain copies of any such property. You must also return cellular or car phones, pagers, laptop computers and any other equipment that Mellon made available to facilitate the performance of your job.

NOTES

[MELLON LOGO]

[GRAPHIC]

SECURITIES TRADING POLICY: GENERAL EDITION

                                                                    JANUARY 2005

[MELLON LOGO]

Dear Employee:

The highest standards of ethical business practices and unwavering loyalty to our customers have been the cornerstones of our culture since Mellon was founded in 1869. Our Shared Values - Integrity, Teamwork and Excellence - are our guiding principles and underscore our commitment to conduct Mellon's business honorably at all times.

Building a reputation of integrity in business takes the hard work of many people over many years. But reputations are fragile. As recent events in our industry have illustrated, we can never let down our guard. Every Mellon employee must accept personal responsibility for our good reputation and must work each day to maintain it.

One area of particular importance is the continued emphasis we place on ensuring that our personal investments are free from conflicts of interest and in full compliance with the laws and regulations of all jurisdictions in which Mellon does business. This matter is important to our clients, shareholders and the regulatory community, and it is fundamentally important to the maintenance of Mellon's reputation.

Mellon's role as an adviser and servicer in the investment industry carries with it special responsibilities for each of us to preserve the integrity and credibility of the industry in which we work. To respond to new regulations and satisfy our desire to demonstrate to all stakeholders our commitment to the highest ethical business standards, the SECURITIES TRADING POLICY has recently been revised.

I urge you to take the time to fully understand the policy and consult it whenever you are unsure about appropriate activity regarding your investments. We are all responsible for following the procedures and respecting the limitations placed on our personal investments as described in the SECURITIES TRADING POLICY.

The SECURITIES TRADING POLICY and our CODE OF CONDUCT are designed to protect our hard earned reputation for integrity by requiring that we avoid even the appearance of impropriety in our business activities. Ensuring that our personal investments are free from conflict and as transparent as our SECURITIES TRADING POLICY requires is an important step in protecting that reputation.

Sincerely yours,

/s/ Marty McGuinn

Marty McGuinn
Chairman and Chief Executive Officer

TABLE OF CONTENTS

                                                                                                                     PAGE #
                                                                                                                     -------
INTRODUCTION                                                                                                           1 - 2

CLASSIFICATION OF EMPLOYEES                                                                                            3 - 4
 Insider Risk Employee                                                                                                     3
 Investment Employee                                                                                                   3 - 4
 Access Decision Maker (ADM)                                                                                               4
 Other Employee                                                                                                            4
 Consultants, Independent Contractors and Temporary Employees                                                              4

PERSONAL SECURITIES TRADING PRACTICES

 SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES                                                                   5 - 19
    Table of Contents                                                                                                      5
    Quick Reference - Insider Risk Employees                                                                               6
    Standards of Conduct for Insider Risk Employees                                                                   7 - 12
    Restrictions on Transactions in Mellon Securities                                                                13 - 14
    Restrictions on Transactions in Other Securities                                                                 15 - 17
    Protecting Confidential Information                                                                              18 - 19

 SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES                                                                    20 - 39
    Table of Contents                                                                                                     20
    Quick Reference - Investment Employees                                                                                21
    Standards of Conduct for Investment Employees                                                                    22 - 29
    Restrictions on Transactions in Mellon Securities                                                                30 - 31
    Restrictions on Transactions in Fund Shares                                                                      32 - 34
    Restrictions on Transactions in Other Securities                                                                 35 - 37
    Protecting Confidential Information                                                                              38 - 39
    Special Procedures for Access Decision Makers                                                                         39

 SECTION THREE - APPLICABLE TO OTHER EMPLOYEES                                                                       40 - 51
    Table of Contents                                                                                                     40
    Quick Reference - Other Employees                                                                                     41
    Standards of Conduct for Other Employees                                                                         42 - 43
    Restrictions on Transactions in Mellon Securities                                                                44 - 45
    Restrictions on Transactions in Other Securities                                                                 46 - 49
    Protecting Confidential Information                                                                              50 - 51

GLOSSARY DEFINITIONS                                                                                                 52 - 56

EXHIBIT A - SAMPLE LETTER TO BROKER                                                                                       57

          Note that a more detailed Table of Contents is contained in
                          Sections One, Two and Three

INTRODUCTION

The SECURITIES TRADING POLICY (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading, including the securities laws of various jurisdictions. Mellon expects its employees to adhere to such laws and has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

This Policy covers the personal trading activities of all employees in their own accounts and in accounts in which they have indirect ownership. While employees should consult the Glossary for a complete definition of the terms "security" and "indirect ownership", in general they mean:

- SECURITY - any investment that represents an ownership stake or debt stake in a company or government. While the Policy provides for exemptions for certain securities, if not expressly exempt in the Policy, all securities are covered (see Glossary for definition of Exempt securities)

- INDIRECT OWNERSHIP - you are presumed to have indirect ownership of accounts held by members of your family with whom you share a household. This includes your spouse, your children, and any other family members in your home. Generally, you are deemed to be the indirect owner of securities if you have the opportunity to directly or indirectly share, at any time, in profits derived from transactions in such securities

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

The provisions of the Policy have worldwide applicability and cover trading in any part of the world. Employees are also subject to applicable laws of jurisdictions in those countries in which they conduct business. To the extent any particular portion of the Policy is inconsistent with, or in particular less restrictive than such laws, employees should consult the General Counsel or the Manager of the Ethics Office.

The Policy may be amended and any provision waived or exempted only at the discretion of the Manager of the Ethics Office. Any such waiver or exemption will be evidenced in writing and maintained in the Ethics Office.

Employees must read the Policy and must comply with it - in this regard, employees should comply with the spirit of the Policy as well as the strict letter of its provisions. Failure to comply with the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, cancellation of trades, selling of positions, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Known violations of the Policy must be reported to the Ethics Office. The Ethics Help Line (see page 2) may be used for this purpose. Any questions regarding the Policy should be referred to the Manager of the Ethics Office or his/her designee.

Employees must also comply with Mellon's CODE OF CONDUCT, which addresses compliance with laws, conflicts of interest, respecting confidential information and other ethical issues.

Mellon will provide all employees with copies of the Policy and all amendments. This may be through on-line access. Periodically, you will be required to acknowledge your receipt of the Policy and any amendments. This may be through on-line certification.

Mellon has established the Ethics Help Line which is available to ALL employees to:

     - ask questions about the Policy, CODE OF CONDUCT and related Corporate Policies;
     - provide information about possible violations of the Policy, CODE OF CONDUCT, policies or law; and
     -    voice concerns about activities that may place our reputation at risk.

Contacts may be anonymous. Employees can contact the Ethics Office by:

          MELLON ETHICS HELP LINE:
               -    in the United States or Canada, 1-888-MELLON2
                    (1-888-635-5662)
               - in countries outside the United States and Canada, dial your country access code, then dial one of the following:
                         -    Asia (except Japan): 001-800-710-63562
                         -    Australia: 0011-800-710- 63562
                         -    Brazil: 0800-891-3813
                         -    Europe: 00-800-710-63562
                         -    Japan: access code + 800-710-63562

               -    Common country access codes:
                         - 00 - United Kingdom, Ireland, Italy, Germany, Spain, Switzerland
                         -    0011 - Australia
                         -    001 - Hong Kong and Singapore
                         -    001010, 00330010, 0041010 or 0061010 - in Japan

               -    All other locations: Call collect to 412-236-7519

               E-MAIL: ethics@mellon.com

               MAIL: Mellon's Ethics Office, P.O. Box 535026 Pittsburgh, PA
                     15253-5026 USA

               AIM #: 153-3300

CLASSIFICATION OF EMPLOYEES

                              The Policy is applicable to all employees of Mellon and all of its subsidiaries which are more than 50% owned by Mellon. This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt employees. In general, it does not include employees of subsidiaries which are 50% or less owned by Mellon. The Policy's applicability to consultants and contract or temporary employees will be determined on a case-by-case basis.

                              Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of various laws and regulations, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories:

                              -    Insider Risk Employee
                              -    Investment Employee
                              -    Access Decision Maker
                              -    Other Employee

                              Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

                              Business line management, in conjunction with the Manager of the Ethics Office, will determine the classification of each employee based on the following guidelines. EMPLOYEES SHOULD CONFIRM THEIR CLASSIFICATION WITH THEIR PRECLEARANCE COMPLIANCE OFFICER OR THE MANAGER OF THE ETHICS OFFICE.

INSIDER RISK EMPLOYEE         You are considered to be an Insider Risk Employee
                              if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's customers. This will typically include certain employees in the Corporate & Institutional
                              Services business group, certain members of Shared
                              Services Departments, and all members of the Senior Management Committee who are not Investment
                              Employees.

INVESTMENT EMPLOYEE           You are considered to be an Investment Employee
                              if, in the normal conduct of your Mellon responsibilities, you:

                              - have access (or are likely to be perceived to have access) to nonpublic information regarding any advisory client's purchase or sale of securities or nonpublic information regarding the portfolio holdings of any Proprietary Fund,

                                   or

                              -    are involved in making securities
                                   recommendations to advisory clients or have access to such recommendations that are nonpublic.

                              This will typically include employees in the Asset Management business group, such as:

                              - certain employees in fiduciary securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions; an employee of a Mellon entity regulated by certain investment company laws. Examples are as follows:

                                   -    in the US, includes employees who are
                                        "advisory persons" or "access persons"
                                        under Rule 17j-1 of the Investment
                                        Company Act of 1940 or "access persons"
                                        under Rule 204A-1 of the Investment
                                        Advisers Act of 1940

                                   -    in the UK, includes employees in
                                        companies undertaking specified
                                        activities under the Financial Services
                                        and Markets Act 2000 (Regulated
                                        Activities), Order 2001 and therefore
                                        regulated by the Financial Services
                                        Authority

                              - any member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about advisory customers' securities transactions.

ACCESS DECISION MAKER         A person designated as such by the Investment
(ADM)                         Ethics Committee. Generally, these will be
                              portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

OTHER EMPLOYEE                You are considered to be an Other Employee if you
                              are an employee of Mellon Financial Corporation or any of its direct or indirect subsidiaries who is not an Insider Risk Employee, Investment Employee, or an ADM.

CONSULTANTS, INDEPENDENT      Managers should inform consultants, independent
CONTRACTORS AND               contractors and temporary employees of the general
TEMPORARY                     provisions of the Policy (such as the prohibition
EMPLOYEES                     on trading while in possession of material
                              nonpublic information). Whether or not a consultant, independent contractor or temporary employee will be required to preclear trades or report their personal securities holdings will be determined on a case-by-case basis. If one of these persons would be considered an Insider Risk
                              Employee, Investment Employee or Access Decision
                              Maker if he/she were a Mellon employee, the person's manager should advise the Manager of the Ethics Office who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

PERSONAL SECURITIES TRADING PRACTICES

SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES

TABLE OF CONTENTS


                                                                                                        PAGE #
                                                                                                        -------
QUICK REFERENCE - INSIDER RISK EMPLOYEES                                                                      6

STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES                                                          7 - 12
     - Conflict of Interest                                                                                   7
     - Material Nonpublic Information                                                                         7
     - Personal Securities Transaction Reports                                                                7
     - Statement of Securities Accounts and Holdings                                                          8
     - Preclearance for Personal Securities Transactions                                                      9
     - Exemptions from Requirement to Preclear                                                               10
     - Gifting of Securities                                                                                 11
     - Ownership                                                                                             11
     - Non-Mellon Employee Benefit Plans                                                                     11
     - Investment Clubs and Private Investment Companies                                                     12
     - Restricted List                                                                                       12
     - Confidential Treatment                                                                                12

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES                                                       13 - 14
     - General Restrictions                                                                                  13
     - Mellon 401(k) Plan                                                                                    13
     - Mellon Employee Stock Options                                                                         14
     - Mellon Employee Stock Purchase Plan (ESPP)                                                            14

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES                                                        15 - 17
     - Credit, Consulting or Advisory Relationship                                                           15
     - Customer Transactions                                                                                 15
     - Excessive Trading, Naked Options                                                                      15
     - Front Running                                                                                         15
     - Initial Public Offerings                                                                              15
     - Material Nonpublic Information                                                                        15
     - Private Placements                                                                                    16
     - Short-Term Trading                                                                                    16
     - Mutual Funds                                                                                          16
     - Spread Betting                                                                                        16
     - Prohibition on Investments in Securities of Financial Services Organizations                          17

PROTECTING CONFIDENTIAL INFORMATION                                                                     18 - 19
     - Insider Trading and Tipping Legal Prohibitions                                                   18 - 19
     - Mellon's Policy                                                                                       19
     - Restrictions on the Flow of Information Within Mellon ("Securities Fire Walls")                       19

GLOSSARY DEFINITIONS                                                                                    52 - 56

EXHIBIT A - SAMPLE LETTER TO BROKER                                                                          57

QUICK REFERENCE-INSIDER RISK EMPLOYEES

SOME THINGS YOU MUST DO

DUPLICATE STATEMENTS & CONFIRMATIONS - Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to the Preclearance Compliance Officer or his/her designee:
-    trade confirmations summarizing each transaction
-    periodic statements

Exhibit A can be used to notify your broker. Contact the Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have direct or indirect ownership (see Glossary).

PRECLEARANCE - Before initiating a securities transaction, written preclearance must be obtained from the Preclearance Compliance Officer. Contact the Preclearance Compliance Officer for applicable approval procedures.

If preclearance approval is received, the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

SPECIAL APPROVALS

PRIVATE PLACEMENTS - Acquisition of securities in a Private Placement must be precleared by the Mellon Senior Management Committee Member who represents the employee's line of business or department, the Manager of the Ethics Office and the Preclearance Compliance Officer. To initiate approval, contact the Ethics Office.

IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation is the result of a direct family relationship.

SOME THINGS YOU MUST NOT DO

MELLON SECURITIES - The following transactions in Mellon securities are prohibited for all Mellon employees:
-    short sales
-    purchasing and selling or selling and purchasing within 60 calendar days
-    margin purchases or options other than employee options

NON-MELLON SECURITIES - New investments in financial services organizations are prohibited for certain employees only - see Page 17.

OTHER RESTRICTIONS are detailed throughout Section One. READ THE POLICY!

EXEMPTIONS

Preclearance is NOT required for:
-    transactions in Exempt Securities (see Glossary)
-    transactions in municipal bonds
- transactions in shares of open-end investment companies and variable capital companies
- transactions in non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures
-    transactions in index securities
- transactions in approved accounts in which the employee has no direct or indirect influence or control over the investment decision making process
- involuntary transactions on the part of an employee (such as stock dividends or sales of fractional shares)
-    changes in elections under Mellon's 401(k) Retirement Savings Plan
- enrollment, changes in salary withholding percentages and sales of shares held in Mellon's Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance
- receipt and exercise of an employee stock option administered through Human Resources
-    transactions done pursuant to an automatic investment plan (see Glossary)
- sales pursuant to bona fide tender offers and sales or exercises of "rights" (see Page 10)

QUESTIONS?

Contact Mellon's Ethics Office at:
-    Securities Trading Policy Help Line: 412-234-1661
-    Mellon's Ethics Help Line
     -    Toll Free Telephone
               -    Asia (except Japan): 001-800-710-63562
               -    Australia: 0011-800-710-63562
               -    Brazil: 0800-891-3813
               -    Europe: 00-800-710-63562
               -    Japan: access code + 800-710-63562 (access codes are:
                    0061010, 001010, 0041010 or 0033010)
               -    US and Canada: 1-888-MELLON2 (1-888- 635-5662)
               -    All other locations: call collect 412-236-7519
     -    Email: ethics@mellon.com
     -    Postal Mail: P.O. Box 535026, Pittsburgh, PA 15253-5026 USA

        THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED
           THEY MUST READ THE POLICY AND COMPLY WITH ITS PROVISIONS.

PERSONAL SECURITIES TRADING PRACTICES-INSIDER RISK EMPLOYEES

STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES

                              Because of their unique responsibilities, Insider Risk Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                              Every Insider Risk Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office or your Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.

CONFLICT OF INTEREST          No employee may engage in or recommend any
                              securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC            No employee may engage in or recommend a
INFORMATION                   securities transaction, for his or her own benefit
                              or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

PERSONAL SECURITIES           STATEMENTS AND CONFIRMATIONS - All Insider Risk
TRANSACTION REPORTS           Employees are required to instruct their broker,
                              trust account manager or other entity through which they have a securities trading account to submit directly to the Preclearance Compliance
                              Officer or his/her designee, copies of all trade confirmations and statements relating to each account of which they are an owner (direct or indirect) regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or Exempt
                              Securities as that term is defined by the Policy, but the account has the capability to have reportable securities traded in it, the Insider
                              Risk Employee must arrange for duplicate account statements and trade confirmations to be sent to the Preclearance Compliance Officer or his/her designee. An example of an instruction letter to such entities is contained in Exhibit A.
                              Statements and confirmations need not be delivered for accounts that can ONLY hold items that are not securities (such as bank deposit accounts) or securities that are exempt from preclearance (such as mutual fund accounts).

                              OTHER SECURITIES TRANSACTIONS which were not completed through an account, such as gifts, inheritances, spin-offs from securities held outside accounts, or other transfers must be reported to the Preclearance Compliance Officer or his/her designee within 10 calendar days after the end of the calendar quarter in which the transaction occurs. These quarterly statements need not be filed for:

                              -    any transaction effected in a
                                   non-discretionary account (see Glossary),

                              - any transaction in Exempt Securities (see Glossary),

                              -    any transactions that is exempt from
                                   preclearance for Insider Risk Employees,


                              -    any transaction effected pursuant to an
                                   automatic investment plan (see Glossary), or

                              - any transaction to the extent information on the transaction is already included in a brokerage confirmation or statement previously delivered to the Preclearance Compliance Officer in compliance with the above requirements.

STATEMENT OF SECURITIES       Within 10 calendar days of becoming an Insider
ACCOUNTS AND HOLDINGS         Risk Employee and on an annual basis thereafter,
                              all Insider Risk Employees must submit to the Preclearance Compliance Officer or his/her designee:

                              - a listing of all accounts that may trade securities (other than securities exempt from preclearance) in which the employee is a direct or indirect owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the account contains only mutual funds or Exempt Securities (see Glossary) but has the capability of holding reportable securities, the account must be disclosed

                              - a listing of all securities held in the above accounts

                              - a listing of all securities held outside of securities trading accounts in which the employee presently has any direct or indirect ownership other than Exempt Securities (see Glossary).

                              The information contained in the initial holding report must be current as of a date no more than 45 calendar days prior to becoming an Insider Risk Employee.

                              The annual statement must be completed upon the request of the Ethics Office, and the information submitted must be current within 45 calendar days of the date the statement is submitted. The annual statement contains an acknowledgment that the Insider Risk Employee has read and complied with the Policy.

                              Your Preclearance Compliance Officer may periodically ask for holding reports in addition to the initial and annual reports.

PRECLEARANCE FOR              Insider Risk Employees must notify the
PERSONAL SECURITIES           Preclearance Compliance Officer in writing and
TRANSACTIONS                  receive preclearance before they engage in any
                              purchase or sale of a security for their own accounts or in accounts in which they are an indirect owner. Insider Risk Employees should refer to the provisions under " Ownership" on Page
                              11, which are applicable to these provisions.

                              All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form.

                              The Preclearance Compliance Officer will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                              Notifications may be given in writing or orally by the Preclearance Compliance Officer to the Insider Risk Employee. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record for at least two years.

                              As there could be many reasons for preclearance being granted or denied, Insider Risk Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                              Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

                              - preclearance requests should not be made for a transaction that the Insider Risk Employee does not intend to make

                              - preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day

                              - Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Insider Risk Employee is preclearing as an indirect owner of another's account, the response may be disclosed to the other owner

                              - standard orders to trade at certain prices (sometimes called "limit", "stop-loss", "good-until-cancelled", or "standing buy/sell" orders) must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted order must be canceled or a new preclearance authorization must be obtained

EXEMPTIONS FROM               Preclearance by Insider Risk Employees is not
REQUIREMENT TO                required for the following transactions:
PRECLEAR

                              -    purchases or sales of Exempt Securities
                                   (see Glossary)

                              - purchases or sales of securities issued by open-end investment companies (i.e., mutual funds and variable capital companies), regardless of whether they are Proprietary Funds

                              -    purchases or sales of municipal bonds

                              -    purchase or sales of non-financial
                                   commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures

                              -    purchases or sales of index securities
                                   (sometimes referred to as exchange traded funds)

                              - purchases or sales effected in accounts in which an employee has no direct or indirect influence or control over the investment decision making process ("non-discretionary accounts"). Non-discretionary accounts may only be exempted from preclearance procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions

                              - transactions that are involuntary on the part of an employee (such as stock dividends or sales of fractional shares); however, sales initiated by brokers to satisfy margin calls are not considered involuntary and must be precleared

                              - the sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered through the Human Resources Department

                              - changes to elections in the Mellon 401(k) plan

                              - enrollment, changes in salary withholding percentages and sales of shares held in the Mellon Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance

                              -    purchases effected upon the exercise of
                                   rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer

                              - sales of rights acquired from an issuer, as described above

                              - sales effected pursuant to a bona fide tender offer

                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary)

GIFTING OF SECURITIES         Insider Risk Employees desiring to make a bona
                              fide gift of securities or who receive a bona fide gift, including an inheritance, of securities do not need to preclear the transaction. However, Insider Risk Employees must report such bona fide gifts to the Preclearance Compliance Officer or his/her designee. The report must be made within 10 calendar days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected.
                              A bona fide gift is one where the donor does not receive anything of monetary value in return. An
                              Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

OWNERSHIP                     The preclearance, reporting and other provisions
                              of the Policy apply not only to securities held in the employee's own name but also to all other securities indirectly owned by the employee (see
                              Glossary for definition of indirect owner).
                              Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                              - securities held by members of your family who share the same household with you

                              - securities held by a trust in which you are a settler, trustee, or beneficiary

                              - securities held by a partnership in which you are a general partner

                              - securities in which any contract,arrangement, understanding or relationship gives you direct or indirect economic interest

NON-MELLON EMPLOYEE           The provisions discussed above do not apply to
BENEFIT PLANS                 transactions in an employer's securities done
                              under a bona fide employee benefit plan of an organization not affiliated with Mellon by an employee of that organization who is a member of your immediate family (see "Indirect Ownership -
                              Family Members" in the Glossary for the definition of "immediate family"). This means if a Mellon employee's family member is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions IN
                              THE EMPLOYER'S SECURITIES done by the family member as part of the family member's employee benefit plan.

                              In such situations, the family member's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding trading in its own securities under its own employee benefit plans.

                              However, employee benefit plans which allow the employee to buy and sell securities other than those of their employer are subject to the Policy, including the preclearance and reporting provisions.

INVESTMENT CLUBS AND          Certain organizations create a unique means of
PRIVATE INVESTMENT            investing:
COMPANIES

                              - Investment Clubs - a membership organization where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of the investment club participates in the investment decision making process, each Insider Risk employee belonging to such a club must obtain approval from their Preclearance Compliance Officer before participating in any investment club and must thereafter preclear and report the securities transactions of the club.

                              - Private Investment Company - an investment company (see Glossary) whose shares are not deemed to be publicly held (sometimes called "hedge funds"). Insider Risk employees investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company.

                                   However, Insider Risk employees' investments in Private Investment Companies are considered to be private placements and approval must be received prior to investing. Employees should refer to the Private Placement provision of the Policy on Page 16 for approval requirements.

RESTRICTED LIST               The Preclearance Compliance Officer will maintain
                              a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider
                              Risk Employees. The Restricted List will not be distributed outside of the Preclearance Compliance
                              Office. From time to time, such trading
                              restrictions may be appropriate to protect Mellon and its Insider Risk Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                              The Preclearance Compliance Officer will retain copies of the restricted lists for six years.

CONFIDENTIAL TREATMENT        The Manager of the Ethics Office and/or the
                              Preclearance Compliance Officer will use his or her best efforts to assure that requests for preclearance, personal securities transaction reports and reports of securities holdings are treated as "Personal and Confidential." However, Mellon is required by law to review, retain and, in certain circumstances, disclose such documents.
                              Therefore, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy or other requirements applicable to Mellon.

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

GENERAL RESTRICTIONS          Insider Risk employees who engage in transactions
                              involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                              The following restrictions apply to all
                              transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon, such as restrictions under Section 16 of the Securities Exchange Act of 1934.

                              -    SHORT SALES - Short sales of Mellon
                                   securities by employees are prohibited.

                              - SHORT-TERM TRADING - Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60-calendar day period.

                              - MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                              - OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                              - MAJOR MELLON EVENTS - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

MELLON 401(k) PLAN            Actions regarding your interest in Mellon Stock
                              under the Mellon 401(k) Plan are treated as follows:

                              ELECTIONS REGARDING FUTURE CONTRIBUTIONS to Mellon Stock are not deemed to be transactions in Mellon Stock and therefore are not subject to preclearance and reporting requirements or to the short-term trading prohibition.

                              PAYROLL DEDUCTION CONTRIBUTIONS to Mellon Stock are deemed to be done pursuant to an automatic investment plan. They are not subject to preclearance and reporting requirements or to the short-term trading prohibition.

                              MOVEMENTS OF BALANCES into or out of Mellon Stock are not subject to preclearance but are deemed to be purchases or sales of Mellon Stock for purposes of the short-term trading prohibition. This means employees are prohibited from increasing their existing account balance allocation to Mellon Stock and then decreasing it within 60 calendar days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Stock and then increasing it within 60 calendar days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the short-term trading prohibition. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

MELLON EMPLOYEE STOCK         RECEIPT or EXERCISE of an employee stock option
OPTIONS                       from Mellon is exempt from the reporting and
                              preclearance requirements and does not constitute a purchase or sale for the purpose of the 60 calendar day prohibition.

                              SALES - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60 calendar day prohibition.

MELLON EMPLOYEE STOCK         ENROLLMENT and CHANGING SALARY WITHHOLDING
PURCHASE PLAN (ESPP)          PERCENTAGES in the ESPP are exempt from
                              preclearance and reporting requirements and do not constitute a purchase for purposes of the 60 calendar day prohibition.

                              SELLING SHARES HELD IN THE ESPP - Insider Risk employees are not required to preclear or report sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends. However, sale of stock held in the ESPP is considered a sale for purposes of the 60 calendar day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                              SELLING SHARES PREVIOUSLY WITHDRAWN - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60 calendar day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                              Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 11, which is applicable to the following restrictions.

                              The Mellon CODE OF CONDUCT contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the CODE OF CONDUCT and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                              The following restrictions apply to ALL securities transactions by Insider Risk Employees:

                              - CREDIT, CONSULTING OR ADVISORY RELATIONSHIP - Employees may not buy, hold or trade securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities without the prior permission of the Ethics Office. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open-end mutual funds.

                              - CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                              - EXCESSIVE TRADING, NAKED OPTIONS - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                              - FRONT RUNNING - Employees may not engage in "front running," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                              -    INITIAL PUBLIC OFFERINGS - Insider Risk
                                   Employees are prohibited from acquiring
                                   securities through an allocation by the
                                   underwriter of an Initial Public Offering
                                   (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered broker-dealers.

                              - MATERIAL NONPUBLIC INFORMATION - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                              - PRIVATE PLACEMENTS - Insider Risk Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Preclearance Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                                   Private placements include certain
                                   co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                   After receipt of the necessary approvals and the acquisition, Insider Risk employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                              -    SHORT-TERM TRADING - All employees are
                                   discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

                              - MUTUAL FUNDS - No employee should knowingly participate in or facilitate late trading, market timing or any other activity with respect to any fund in violation of applicable law or the provisions of the fund's disclosure documents.

                              - SPREAD BETTING - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.

PROHIBITION ON                You are prohibited from acquiring any security
INVESTMENTS IN                issued by a financial services organization if you
SECURITIES OF FINANCIAL       are:
SERVICES ORGANIZATIONS

                              -    a member of the Mellon Senior Management
                                   Committee

                              -    employed in any of the following departments:
                                   -    Corporate Strategy & Development
                                   -    Legal (Mellon headquarters only)
                                   -    Finance (Mellon headquarters only)

                              - an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                              FINANCIAL SERVICES ORGANIZATIONS - The phrase "security issued by a financial services organization" includes any security issued by:

                              -    Commercial Banks other than Mellon
                              - Financial Holding Companies (or Bank Holding Companies) other than Mellon
                              -    Insurance Companies
                              -    Investment Advisers
                              -    Shareholder Servicing Companies
                              -    Thrifts
                              -    Savings and Loan Associations
                              -    Broker-Dealers
                              -    Transfer Agents
                              -    Other Depository Institutions

                              The phrase "securities issued by a financial services organization" DOES NOT INCLUDE Exempt Securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                              EFFECTIVE DATE - Securities of financial services organizations properly acquired before the employee is subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                              Any acquisition of financial service organization securities that is exempt from preclearance pursuant to the express provision of the Policy is also exempt from this prohibition. This includes (assuming full compliance with the applicable preclearance exemption):

                              -    Exempt Securities (see Glossary)
                              -    acquisition in a non-discretionary account
                              -    involuntary acquisitions
                              -    securities received as gifts
                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary)
                              - acquisitions through a non-Mellon employee benefit plan

                              Within 30 calendar days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of the Ethics Office.

PROTECTING CONFIDENTIAL INFORMATION

                              As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon CODE OF CONDUCT.

INSIDER TRADING AND           Securities laws generally prohibit the trading of
TIPPING                       securities while in possession of "material
LEGAL PROHIBITIONS            nonpublic" information regarding the issuer of
                              those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                              Information is "material" if there is a
                              substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security (price sensitive information) would be material. Examples of information that might be material include:

                              -    a proposal or agreement for a merger,
                                   acquisition or divestiture, or for the sale or purchase of substantial assets

                              - tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                              -    dividend declarations or changes

                              -    extraordinary borrowings or liquidity
                                   problems

                              -    defaults under agreements or actions by
                                   creditors, customers or suppliers relating to a company's credit standing

                              - earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                              - pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                              -    a proposal or agreement concerning a
                                   financial restructuring

                              - a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                              - a significant expansion or contraction of operations

                              -    information about major contracts or
                                   increases or decreases in orders

                              - the institution of, or a development in, litigation or a regulatory proceeding

                              - developments regarding a company's senior management

                              - information about a company received from a director of that company

                              - information regarding a company's possible noncompliance with environmental protection laws

                              This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                              "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                              If you obtain material nonpublic information, you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet-- becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY               Employees who possess material nonpublic
                              information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                              Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                              Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                              Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

RESTRICTIONS ON THE           As a diversified financial services organization,
FLOW OF INFORMATION           Mellon faces unique challenges in complying with
WITHIN MELLON                 the prohibitions on insider trading and tipping of
("SECURITIES FIRE             material nonpublic information, and misuse of
WALLS")                       confidential information. This is because one
                              Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                              Mellon's fiduciary duties, Mellon has established a "Securities Fire Wall" policy applicable to all employees. The "Securities Fire Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (potential
                              Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice (Investment functions).
                              Employees should refer to CPP 903-2(C) SECURITIES
                              FIRE WALLS.

PERSONAL SECURITIES TRADING PRACTICES

SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES

TABLE OF CONTENTS

                                                                                                        PAGE #
                                                                                                        -------
QUICK REFERENCE - INVESTMENT EMPLOYEES                                                                       21

STANDARDS OF CONDUCT FOR INVESTMENT EMPLOYEES                                                           22 - 29
     - Conflict of Interest                                                                                  22
     - Material Nonpublic Information                                                                        22
     - Fiduciary Duties                                                                                      22
     - Legal Compliance                                                                                      22
     - Personal Securities Transaction Reports                                                               23
     - Statement of Securities Accounts and Holdings                                                         24
     - Exemption from Requirement to File Statement of Securities Accounts and Holdings                      24
     - Preclearance for Personal Securities Transactions                                                24 - 25
     - Special Standards for Preclearance Of De Minimis Transactions                                         26
     - Exemptions from Requirement to Preclear                                                               27
     - Gifting of Securities                                                                                 27
     - Ownership                                                                                             28
     - Non-Mellon Employee Benefit Plans                                                                     28
     - Investment Clubs and Private Investment Companies                                                     29
     - Restricted List                                                                                       29
     - Confidential Treatment                                                                                29

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES                                                       30 - 31
     - General Restrictions                                                                                  30
     - Mellon 401(k) Plan                                                                                    31
     - Mellon Employee Stock Options                                                                         31
     - Mellon Employee Stock Purchase Plan (ESPP)                                                            31

RESTRICTIONS ON TRANSACTIONS IN FUND SHARES                                                             32 - 34
     - All Funds                                                                                             32
     - Mellon Proprietary Funds                                                                         32 - 33
     - Mellon 401(k) Plan (Non Self-Directed Accounts)                                                       34
     - Mellon 401(k) Plan (Self-Directed Accounts)                                                           34
     - Indirect Ownership of Proprietary Funds                                                               34

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES                                                        35 - 37
     - Customer Transactions                                                                                 35
     - Excessive Trading, Naked Options                                                                      35
     - Front Running                                                                                         35
     - Initial Public Offerings                                                                              35
     - Material Nonpublic Information                                                                        35
     - Private Placements                                                                                    35
     - Scalping                                                                                              36
     - Short-Term Trading                                                                                    36
     - Spread Betting                                                                                        36
     - Prohibition on Investments in Securities of Financial Services Organizations                          37

PROTECTING CONFIDENTIAL INFORMATION                                                                     38 - 39
     - Insider Trading and Tipping Legal Prohibitions                                                   38 - 39
     - Mellon's Policy                                                                                       39
     - Restrictions on the Flow of Information Within Mellon ("Securities Fire Walls")                       39

SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS                                                                39

GLOSSARY DEFINITIONS                                                                                    52 - 56

EXHIBIT A - SAMPLE LETTER TO BROKER                                                                          57

QUICK REFERENCE-INVESTMENT EMPLOYEES

SOME THINGS YOU MUST DO

STATEMENT OF ACCOUNTS AND HOLDINGS - Provide to the Preclearance Compliance Officer or his/her designee a statement of all securities and Proprietary Fund accounts and holdings within 10 calendar days of becoming an Investment Employee and again annually on request.

DUPLICATE STATEMENTS & CONFIRMATIONS - Instruct your broker, trust account manager or other entity through which you have a securities or Proprietary Fund trading account to send directly to the Preclearance Compliance Officer or his/her designee:
-    trade confirmations summarizing each transaction
-    periodic statements

Exhibit A can be used to notify such entities. Contact the Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have direct or indirect ownership (see Glossary).

QUARTERLY TRANSACTION STATEMENTS - Provide to the Preclearance Compliance Officer or his/her designee within 10 calendar days after the end of each quarter a statement of securities or Proprietary Fund transactions not covered by filed confirmations from brokers or other entities.

PRECLEARANCE - Before initiating a transaction in securities or Proprietary Funds, written preclearance must be obtained from the Preclearance Compliance Officer. Contact the Preclearance Compliance Officer for applicable approval procedures.

If preclearance approval is received, the trade must be communicated to the broker or other entity on the same day and executed before the end of the next business day, at which time the preclearance approval will expire.

PROPRIETARY FUNDS - Trading a Proprietary Fund within 60 calendar days of a previous trade in the opposite direction is prohibited without prior approval of the Preclearance Compliance Officer.

PRIVATE PLACEMENTS - Acquisition of securities in a Private Placement must be precleared by the Mellon Senior Management Committee Member who represents the employee's line of business or department, the Manager of the Ethics Office and the Preclearance Compliance Officer. To initiate approval, contact the Ethics Office.

IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation is the result of a direct family relationship.

THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST READ THE POLICY AND COMPLY WITH ITS PROVISIONS

SOME THINGS YOU MUST NOT DO

OTHER RESTRICTIONS ARE DETAILED IN SECTION TWO. READ THE POLICY!

MELLON SECURITIES - The following transactions in Mellon securities are prohibited for all Mellon employees:
-    short sales
-    purchasing and selling or selling and purchasing within 60 calendar days
-    margin purchases or options other than employee options

NON-MELLON SECURITIES
- purchasing and selling or selling and purchasing the same or equivalent security within 60 calendar days is discouraged, and any profits must be disgorged
- new investments in financial services organizations are prohibited for CERTAIN EMPLOYEES - see Page 37

EXEMPTIONS

Preclearance is NOT required for:
-    transactions in Exempt Securities (see Glossary)
- transactions in non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures
-    transactions in index securities (this does not include Proprietary Funds)
- transactions in approved accounts over which the employee has no direct or indirect influence or control over the investment decision making process
- involuntary transactions on the part of an employee (such as stock dividends or sales of fractional shares)
- enrollment, changes in salary withholding percentages and sales of shares held in Mellon's Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance
- receipt and exercise of an employee stock option administered through Human Resources
-    transactions done pursuant to an automatic investment plan (see Glossary)
- sales pursuant to bona fide tender offers and sales or exercises of "rights" (see Page 27)

QUESTIONS?

Contact Mellon's Ethics Office at:
-    Securities Trading Policy Help Line: 412-234-1661
-    Mellon's Ethics Help Line
     -    Toll Free Telephone
               -    Asia (except Japan): 001-800-710-63562
               -    Australia: 0011-800-710-63562
               -    Brazil: 0800-891-3813
               -    Europe: 00-800-710-63562
               - Japan: access code + 800-710-63562 (access codes: 0061010, 001010, 0041010 or 0033010)
               -    US and Canada: 1-888-MELLON2 (1-888-635-5662)
               -    All other locations: call collect 412-236-7519
     -    Email: ethics@mellon.com
     -    Postal Mail: P.O. Box 535026, Pittsburgh, PA 15253-5026 USA

PERSONAL SECURITIES TRADING PRACTICES - INVESTMENT EMPLOYEES

STANDARDS OF CONDUCT FOR INVESTMENT EMPLOYEES

                              Because of their unique responsibilities,
                              Investment Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                              Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office or the Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.

CONFLICT OF INTEREST          No employee may engage in or recommend any
                              securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC            No employee may divulge the current portfolio
INFORMATION                   positions, or current or anticipated portfolio
                              transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                              No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

FIDUCIARY DUTIES              Mellon and its employees owe fiduciary duties to
                              certain clients. Every Investment Employee must be mindful of these fiduciary duties, must use his or her best efforts to fulfill them and must promptly report to their Preclearance Compliance Officer any failure by any Mellon employee to fulfill them.

LEGAL COMPLIANCE              In carrying out their job responsibilities,
                              Investment Employees must, at a minimum, comply with all applicable legal requirements, including applicable securities laws.

PERSONAL SECURITIES           STATEMENTS & CONFIRMATIONS - All Investment
TRANSACTION REPORTS           Employees are required to instruct their broker,
                              trust account manager or other entity through which they have a securities or Proprietary Fund account to submit directly to the Preclearance
                              Compliance Officer or his/her designee, copies of all trade confirmations and statements relating to each account of which they are an owner (direct or indirect) regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only non-proprietary funds or other Exempt Securities as that term is defined by the Policy, but the account has the capability to have reportable securities traded in it, the Investment Employee must arrange for duplicate account statements and trade confirmations to be sent to the Preclearance Compliance Officer or his/her designee. Exhibit A is an example of an instruction letter to such entities. Duplicate confirmations and statements need not be submitted for non-discretionary accounts (see Glossary).

                              OTHER SECURITIES TRANSACTIONS which were not completed through an account, such as gifts, inheritances, spin-offs from securities held in outside accounts, transactions through employee benefit plans or transactions through variable annuities, must be reported to the Preclearance Compliance Officer or his/her designee within 10 calendar days after the end of the calendar quarter in which the transaction occurs.

                              These quarterly statements need not be filed for:

                              -    any transaction effected in a
                                   non-discretionary account (see Glossary),

                              - any transaction in Exempt Securities (see Glossary),

                              -    any transaction effected pursuant to an
                                   automatic investment plan (see Glossary), or

                              - any transaction to the extent information on the transaction is already included in a brokerage confirmation or statement previously delivered to the Preclearance Compliance Officer or his/her designee in compliance with the above requirements.

                              See PROPRIETARY FUNDS - For more information regarding the reporting requirements for Proprietary Funds, see section titled "Restrictions on Transactions in Fund Shares".

STATEMENT OF SECURITIES       Within 10 calendar days of becoming an Investment
ACCOUNTS AND HOLDINGS         Employee and on a quarterly basis thereafter, all
                              Investment Employees must submit to the
                              Preclearance Compliance Officer or his/her designee:

                              - a listing of all accounts that may trade reportable securities in which the employee is a direct or indirect owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the account contains only non-proprietary funds or other Exempt securities (see Glossary) but has the capability of holding reportable securities, the account must be disclosed

                              - a listing of all securities held in the above accounts

                              - a listing of all securities held outside of securities accounts in which the employee presently has any direct or indirect ownership other than Exempt securities (see Glossary).

                              The information contained in the initial holding report must be current as of a date no more than 45 calendar days prior to becoming an Investment Employee.

                              The quarterly statement must be completed upon the request of the Ethics Office, and the information submitted must be current within 45 calendar days of the date the statement is submitted. The quarterly statement contains an acknowledgment that the Investment Employee has read and complied with the Policy.

                              Your Preclearance Compliance Officer may periodically ask for holding reports in addition to the initial and quarterly reports.

                              See "Restrictions on Transactions in Fund Shares" for more information regarding the reporting requirements for Proprietary Funds.

EXEMPTION FROM                Statements of accounts (initial or quarterly) need
REQUIREMENT TO FILE           not include non-discretionary accounts, and
STATEMENT OF SECURITIES       statements of holdings (initial or quarterly) need
ACCOUNTS AND HOLDINGS         not include securities held in non-discretionary
                              accounts (see Glossary).

PRECLEARANCE FOR              All Investment Employees must notify the
PERSONAL SECURITIES           Preclearance Compliance Officer in writing and
TRANSACTIONS                  receive preclearance before they engage in any
                              purchase or sale of a security for their own accounts or in accounts in which they are an indirect owner. Investment Employees should refer to the provisions under "Ownership" on Page 28, which are applicable to these provisions.

                              See "Restrictions on Transactions in Fund Shares" for more information regarding the preclearance requirements for Proprietary Funds.

                              All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form. The Preclearance Compliance Officer or is/her designee will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                              Notifications may be given in writing or orally by the Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Investment Employee should retain a copy of this written record for at least two years.

                              As there could be many reasons for preclearance being granted or denied, Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                              Although making a preclearance request does not obligate an Investment Employee to do the transaction, it should be noted that:

                              - preclearance requests should not be made for a transaction that the Investment Employee does not intend to make

                              - the order for a transaction must be placed with the broker or other entity on the same day that preclearance authorization is received. The broker or other entity must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire

                              - Investment Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Investment Employee is preclearing as an indirect owner of another's account, the response may be disclosed to the other owner

                              - standard orders to trade at certain prices (sometimes called "limit", "stop-loss", "good-until-cancelled", or "standing buy/sell" orders) must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted order must be canceled or a new preclearance authorization must be obtained

SPECIAL STANDARDS FOR         Investment Employees will generally not be given
PRECLEARANCE OF DE            clearance to execute a transaction in any security
MINIMIS TRANSACTIONS          that is on the restricted list maintained by the
                              Preclearance Compliance Officer, or for which there is a pending buy or sell order for an affiliated account (other than an index fund). The
                              Preclearance Compliance Officer may approve certain de minimus transactions even when the firm is trading such securities. However, de minimus transactions require preclearance approval. The following transaction limits are available for this exception:

                              In the US,

                              -    purchase or sale of up to $50,000 of
                                   securities of:
                                   -    the top 200 issuers on the Russell list
                                        of largest publicly traded companies
                                   -    other companies with a market
                                        capitalization of $20 billion or higher
                              - purchase or sale of up to the greater of 100 shares or $10,000 of securities:
                                   - ranked 201 to 500 on the Russell list of largest publicly traded companies
                                   -    other companies with a market
                                        capitalization of $5 billion or higher

                              In the UK,

                              -    purchase or sale of up to L30,000 of
                                   securities of:
                                   -    top 100 companies on the FTSE All Share
                                        Index
                                   -    other companies with a market
                                        capitalization of L10 billion or higher
                              - purchase or sale of up to the greater of 100 shares or L6 thousand of securities of:
                                   -    companies ranked 101 to 250 on the FTSE
                                        All Share Index
                                   -    other companies with a market
                                        capitalization of L3 billion or higher

                              In Japan,

                              -    purchase or sale of up to Y5 million of
                                   securities of:
                                   -    the top 100 companies on the TOPIX
                                   -    other companies with a market
                                        capitalization of Y2 trillion or higher
                              -    purchase or sale of up to Y1 million of
                                   securities:
                                   -    companies ranked 100 to 250 on the TOPIX
                                   -    other companies with a market
                                        capitalization of Y500 billion or higher

                              The following restrictions or conditions are imposed upon the above described transactions:

                              -    employees must cooperate with the
                                   Preclearance Compliance Officer's request to document market capitalization amounts
                              - approval is limited to two such trades in the securities of any one issuer in any calendar month
                              - short-term profit disgorgement is NOT waived for such transactions
                              - preclearance is required prior to executing the transaction

EXEMPTIONS FROM               Preclearance under this section by Investment
REQUIREMENT TO                Employees is not required for the following
PRECLEAR                      transactions:

                              - purchases or sales of Exempt Securities (see Glossary)

                              -    purchase or sales of non-financial
                                   commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures

                              -    purchases or sales of index securities
                                   (sometimes referred to as exchange traded funds), unless they are Proprietary Funds

                              - purchases or sales effected in accounts in which an employee has no direct or indirect influence or control over the investment decision making process ("non-discretionary accounts"). Non-discretionary accounts may only be exempted from preclearance procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions

                              - transactions that are involuntary on the part of an employee, such as stock dividends or sales of fractional shares; however, sales initiated by brokers to satisfy margin calls are not considered involuntary and must be precleared

                              - the sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered through the Human Resources Department

                              - enrollment, changes in salary withholding percentages and sales of shares held in the Mellon Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance

                              -    purchases effected upon the exercise of
                                   rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer

                              - sales of rights acquired from an issuer, as described above

                              - sales effected pursuant to a bona fide tender offer

                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary)

GIFTING OF SECURITIES         Investment Employees desiring to make a bona fide
                              gift of securities or who receive a bona fide gift of securities, including an inheritance, do not need to preclear the transaction. However, Investment Employees must report such bona fide gifts to the Preclearance Compliance Officer or his/her designee. The report must be made within 10 calendar days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected.
                              A bona fide gift is one where the donor does not receive anything of monetary value in return. An
                              Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

OWNERSHIP                     The preclearance, reporting and other provisions
                              of the Policy apply not only to securities held in the employee's own name but also to all other securities indirectly owned by the employee (see
                              Glossary for the definition of indirect owner).
                              Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                              - securities held by members of your family who share the same household with you

                              - securities held by a trust in which you are a settler, trustee, or beneficiary

                              - securities held by a partnership in which you are a general partner

                              -    securities in which any contract,
                                   arrangement, understanding or relationship gives you direct or indirect economic interest

NON-MELLON EMPLOYEE           The provisions discussed above do not apply to
BENEFIT PLANS                 transactions in an employer's securities done
                              under a bona fide employee benefit plan of an organization not affiliated with Mellon by an employee of that organization who is a member of your immediate family (see "Indirect Ownership -
                              Family Members" in the Glossary for the definition of "immediate family"). This means if a Mellon employee's family member is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions IN
                              THE EMPLOYER'S SECURITIES done by the family member as part of the family member's employee benefit plan.

                              In such situations, the family member's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding trading in its own securities under its own employee benefit plans.

                              However, employee benefit plans that allow the employee to buy or sell securities other than those of their employer are subject to the Policy, including the preclearance and reporting provisions. Employee benefit plans that include Mellon Proprietary Funds as investment options are subject to the requirements in "Restrictions on Transactions in Fund Shares".

INVESTMENT CLUBS AND          Certain organizations create a unique means of
PRIVATE INVESTMENT            investing:
COMPANIES

                              - Investment Clubs - a membership organization where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of the investment club participates in the investment decision making process, each Investment Employee must obtain approval from their Preclearance Compliance Officer before participating in any investment club and must thereafter preclear and report securities transactions of the club.

                              - Private Investment Company - an investment company (see Glossary) whose shares are not deemed to be publicly held (sometimes called "hedge funds"). Investment Employees investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company.

                              However, Investment Employees' investments in Private Investment Companies are considered to be private placements and approval must be received prior to investing. Employees should refer to the Private Placement provision of the Policy on Page 35 for approval requirements.

RESTRICTED LIST               The Preclearance Compliance Officer will maintain
                              a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for
                              Investment Employees in his/her area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company.
                              Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                              The Preclearance Compliance Officer will retain copies of the restricted lists for six years.

CONFIDENTIAL TREATMENT        The Manager of the Ethics Office and/or
                              Preclearance Compliance Officer will use his or her best efforts to assure that requests for preclearance, personal securities transaction reports and reports of securities holdings are treated as "Personal and Confidential." However, Mellon is required by law to review, retain and, in certain circumstances, disclose such documents.
                              Therefore, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy or other requirements applicable to Mellon. Documents received from Investment
                              Employees are also available for inspection by the boards of directors, trustees or managing general partners of any Mellon entity regulated by investment company laws.

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

GENERAL RESTRICTIONS          Investment Employees who engage in transactions
                              involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                              The following restrictions apply to all
                              transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under Section 16 of the Securities Exchange Act of 1934.

                              -    SHORT SALES - Short sales of Mellon
                                   securities by employees are prohibited.

                              - SHORT-TERM TRADING - Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanction, any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management.

                              - MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                              - OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                              - MAJOR MELLON EVENTS - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

MELLON 401(k) PLAN            Actions regarding your interest in Mellon Stock
                              under the Mellon 401(k) Plan are treated as follows:

                              ELECTIONS REGARDING FUTURE CONTRIBUTIONS to Mellon Stock are not deemed to be transactions in Mellon Stock and therefore are not subject to preclearance and reporting requirements or to the short-term trading prohibition.

                              PAYROLL DEDUCTION CONTRIBUTIONS to Mellon Stock are deemed to be done pursuant to an automatic investment plan. They are not subject to preclearance and reporting requirements or to the short-term trading prohibition.

                              MOVEMENTS OF BALANCES into or out of Mellon Stock are not subject to preclearance but are deemed to be purchases or sales of Mellon Stock for purposes of the short-term trading prohibition. This means employees are prohibited from increasing their existing account balance allocation to Mellon Stock and then decreasing it within 60 calendar days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Stock and then increasing it within 60 calendar days. However:

                              - any profits realized on short-term changes in Mellon Stock in the 401(k) will not have to be disgorged; and

                              -    changes to existing account balance
                                   allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the short-term trading prohibition. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                              For the treatment of actions regarding Proprietary Funds under the Mellon 401(k) Plan, see "Restrictions on Transactions in Fund Shares - Mellon 401(k) Plan".

MELLON EMPLOYEE STOCK         RECEIPT or EXERCISE of an employee stock option
OPTIONS                       from Mellon is exempt from the reporting and
                              preclearance requirements and does not constitute a purchase or sale for the purpose of the 60 calendar day prohibition.

                              SALES - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy, regardless of how little time has elapsed between the option exercise and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60 calendar day prohibition.

MELLON EMPLOYEE STOCK         ENROLLMENT and CHANGING SALARY WITHHOLDING
PURCHASE PLAN (ESPP)          PERCENTAGES in the ESPP are exempt from
                              preclearance and reporting requirements and do not constitute a purchase for purposes of the 60 calendar day prohibition.

                              SELLING SHARES HELD IN THE ESPP - Investment employees are not required to preclear or report sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends. However, sale of stock held in the ESPP is considered a sale for purposes of the 60 calendar day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                              SELLING SHARES PREVIOUSLY WITHDRAWN - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60 calendar day prohibition.

RESTRICTIONS ON TRANSACTIONS IN FUND SHARES

                              Mellon's role as an adviser and servicer to investment funds imposes upon it special duties to preserve the integrity and credibility of the fund industry. The restrictions below apply to Investment Employees with respect to their transactions in fund shares.

ALL FUNDS                     Investment Employees should not knowingly
                              participate in or facilitate late trading, market timing or any other activity with respect to any fund in violation of applicable law or the provisions of the fund's disclosure documents.

MELLON PROPRIETARY            The following restrictions apply to transactions
FUNDS                         and holdings in investment companies or collective
                              funds for which a Mellon subsidiary serves as an investment adviser, sub-adviser or principal underwriter (a "Proprietary Fund"). Money market funds are deemed not to be Proprietary Funds. From time to time, Mellon will publish a list of the Proprietary Funds. Employees should rely on the latest version of this list, rather than attempt to determine for themselves the identity of the Proprietary Funds.

                              The requirements below regarding Proprietary Funds are in addition to other requirements of this Policy and are not affected by the fact that Proprietary Funds may be exempt from those other requirements.

                                   REPORTING - Investment Employees must file the following reports regarding holdings and transactions in shares of Proprietary
                                   Funds:

                                   -    INITIAL STATEMENT OF HOLDINGS OF
                                        PROPRIETARY FUNDS. This is to be filed
                                        with the Preclearance Compliance Officer within 10 calendar days of becoming an Investment Employee, and the information in it must be current as of a date no more than 45 calendar days prior to becoming an Investment Employee. It must identify all shares of Proprietary Funds owned directly or indirectly by the Investment Employee and the accounts through which those shares are held.

                                   -    QUARTERLY AND ANNUAL STATEMENTS OF
                                        HOLDINGS OF PROPRIETARY FUNDS. These
                                        must be completed upon the request of
                                        the Ethics Office or its designee, and
                                        the information in them must be current
                                        as of a date no more than 45 calendar
                                        days before the date the statement is
                                        submitted. They must identify all shares of Proprietary Funds owned directly or indirectly by the Investment Employee and the accounts through which those shares are held.

                                   -    QUARTERLY STATEMENTS OF TRANSACTIONS IN
                                        PROPRIETARY FUNDS. These must be
                                        submitted to the Preclearance Compliance
                                        Officer no later than 10 calendar days
                                        after the end of each calendar quarter
                                        and must describe all transactions
                                        during the quarter in shares of
                                        Proprietary Funds owned directly or
                                        indirectly by the Investment Employee at any time during the quarter.

                                   Initial and annual holdings statements need not include:

                                   -    any information on holdings in
                                        non-discretionary accounts (see
                                        Glossary), or

                                   -    any information included in the
                                        corresponding initial or annual holdings statement filed under the "Statement of Securities Accounts and Holdings" section of this Policy. (In other words, if you include all information on Proprietary Fund holdings in your Statement of Securities Accounts and Holdings, you need not file a separate report.)

                                   Quarterly transactions statements need
                                   not include:

                                   -    any information on transactions in
                                        non-discretionary accounts (see
                                        Glossary),

                                   - any information on transactions effected pursuant to an automatic investment plan (see Glossary),

                                   -    any information included in a trade
                                        confirmation, account statement or
                                        report previously delivered to the
                                        Preclearance Compliance Officer under
                                        the "Personal Securities Transactions
                                        Reports" section of this Policy.

                              PRECLEARANCE - Investment Employees must notify their Preclearance Compliance Officer in writing and receive preclearance before they engage in any purchase or redemption of shares of Proprietary Funds for their own accounts or accounts over which they have indirect ownership (see Glossary). Preclearance is not required for:

                              - transactions in non-discretionary accounts (see Glossary), or

                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary).

                              HOLDING PERIOD - Investment Employees' holdings in Proprietary Funds are expected to be long-term investments, rather than the result of trading for short-term profit. Therefore, Investment
                              Employees must not purchase and redeem, or redeem and purchase, shares of an individual Proprietary Fund within any 60 calendar day period, unless they have the prior approval of the Preclearance Compliance Officer or his/her designee. The following transactions will not be deemed to be purchases or redemptions for purposes of the 60 calendar day holding period:

                              -    transactions within non-discretionary
                                   accounts (see Glossary), or

                              -    transactions pursuant to an automatic
                                   investment plan (see Glossary).

MELLON 401(k) PLAN            Investment Employees should not participate in or
(NON SELF-DIRECTED            facilitate market timing or any other activity
ACCOUNTS)                     with respect to funds in the Mellon 401(k) Plan in
                              violation of applicable law or the provisions of the fund's disclosure documents. In addition, Investment Employees should comply with all requirements of the 401(k) Plan regarding timing of purchases and redemptions in certain
                              Proprietary Funds.

                              Specific actions regarding Proprietary Funds under the Mellon 401(k) Plan are treated as follows:

                              - ELECTIONS REGARDING FUTURE CONTRIBUTIONS to Proprietary Funds are not deemed to be transactions and are therefore exempt from reporting (transaction and holdings), preclearance and holding period requirements.

                              -    PAYROLL DEDUCTION CONTRIBUTIONS to
                                   Proprietary Funds are deemed to be done
                                   pursuant to an automatic investment plan.
                                   They are therefore exempt from preclearance, transaction reporting and holding period requirements but must be included in holdings reports.

                              -    MOVEMENTS OF BALANCES into or out of
                                   Proprietary Funds are deemed to be purchases or redemptions of those Proprietary Funds for purposes of the holding period requirement but are exempt from the general preclearance requirement. (In other words, you do not need to preclear every such movement but must get prior approval from the Preclearance Compliance Officer or his/her designee if the movement is within 60 calendar days of an opposite transaction in shares of the same fund.) In lieu of transaction reporting, employees are deemed to consent to Mellon obtaining transaction information from Plan records. Such movements must be reflected in holdings reports.

                              For the treatment of actions regarding your Mellon Common Stock account under the Mellon 401(k) Plan, see "Restrictions on Transactions in Mellon Securities - Mellon 401(k) Plan" on page 31.

MELLON 401(k) PLAN            Holdings and transactions of Proprietary Funds
(SELF-DIRECTED                within a Self-Directed Account in the Mellon
ACCOUNTS)                     401(k) Plan are treated like any other Mellon
                              Proprietary Fund. This means that the reporting, preclearance and holding period requirements apply. For further guidance on the treatment of Mellon Proprietary Funds in a Self-Directed
                              Account of the Mellon 401(k) Plan, refer to pages
                              32-33.

INDIRECT OWNERSHIP OF         Indirect interests in Proprietary Funds (such as
PROPRIETARY FUNDS             through a spouse's 401(k) plan or other retirement
                              plan) are subject to the preclearance, reporting
                              (transaction and holdings) and holding period requirements. Please note that Proprietary Funds are a common investment vehicle in employee benefit plans in which your family members may participate.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                              Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 28 which is applicable to the following restrictions.

                              The Mellon CODE OF CONDUCT contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the CODE OF CONDUCT and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                              The following restrictions apply to ALL securities transactions by Investment Employees:

                              - CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                              - EXCESSIVE TRADING, NAKED OPTIONS - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                              - FRONT RUNNING - Employees may not engage in "front running," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                              -    INITIAL PUBLIC OFFERINGS - Investment
                                   Employees are prohibited from acquiring
                                   securities through an allocation by the
                                   underwriter of an Initial Public Offering
                                   (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered broker-dealers.

                              - MATERIAL NONPUBLIC INFORMATION - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                              - PRIVATE PLACEMENTS - Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Preclearance Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                                   Private placements include certain
                                   co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                   After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                              -    SCALPING - Employees may not engage in
                                   "scalping", that is, the purchase or sale of securities for their clients for the purpose of affecting the value of a security owned or to be acquired by the employee or Mellon.

                              - SHORT-TERM TRADING - All Investment Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. Any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management. Transactions that are exempt from preclearance and transactions in Proprietary Funds will not be considered purchases or sales for purposes of profit disgorgement (see "Restrictions on Transactions in Fund Shares" for a description of the separate holding period requirement for Proprietary Funds.) Investment Employees should be aware that for purposes of profit disgorgement, trading in derivatives (such as options) is deemed to be trading in the underlying security. (See Page 55 in the Glossary for an explanation of option transactions.) Therefore, certain investment strategies may be difficult to implement without being subject to profit disgorgement. Furthermore, Investment
                                   Employees should also be aware that profit disgorgement from 60 calendar day trading may be greater than the economic profit or greater than the profit reported for purposes of income tax reporting.

                              - SPREAD BETTING - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.

PROHIBITION ON                You are prohibited from acquiring any security
INVESTMENTS IN                issued by a financial services organization
SECURITIES OF FINANCIAL       if you are:
SERVICES
ORGANIZATIONS

                              -    a member of the Mellon Senior Management
                                   Committee

                              -    employed in any of the following departments:
                                   -    Corporate Strategy & Development
                                   -    Legal (Mellon headquarters only)
                                   -    Finance (Mellon headquarters only)

                              - an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                              FINANCIAL SERVICES ORGANIZATIONS - The phrase "security issued by a financial services organization" includes any security issued by:

                              -    Commercial Banks other than Mellon
                              - Financial Holding Companies (or Bank Holding Companies) other than Mellon
                              -    Insurance Companies
                              -    Investment Advisers
                              -    Shareholder Servicing Companies
                              -    Thrifts
                              -    Savings and Loan Associations
                              -    Broker-Dealers
                              -    Transfer Agents
                              -    Other Depository Institutions

                              The phrase "securities issued by a financial services organization" DOES NOT INCLUDE Exempt Securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                              EFFECTIVE DATE - Securities of financial services organizations properly acquired before the employee was subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                              Any acquisition of financial service organization securities that is exempt from preclearance pursuant to the express provision of the Policy is also exempt from this prohibition. This includes (assuming full compliance with the applicable preclearance exemption):

                              -    Exempt Securities (see Glossary)
                              -    acquisition in a non-discretionary account
                              -    involuntary acquisitions
                              -    securities received as gifts
                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary)
                              - acquisitions through a non-Mellon employee benefit plan

                              Within 30 calendar days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Ethics Office.

PROTECTING CONFIDENTIAL INFORMATION

                              As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon CODE OF CONDUCT.

INSIDER TRADING AND           Securities laws generally prohibit the trading of
TIPPING                       securities while in possession of "material
LEGAL PROHIBITIONS            nonpublic" information regarding the issuer of
                              those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                              Information is "material" if there is a
                              substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security (price sensitive information) would be material. Examples of information that might be material include:

                              -    a proposal or agreement for a merger,
                                   acquisition or divestiture, or for the sale or purchase of substantial assets

                              - tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                              -    dividend declarations or changes

                              -    extraordinary borrowings or liquidity
                                   problems

                              -    defaults under agreements or actions by
                                   creditors, customers or suppliers relating to a company's credit standing

                              - earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                              - pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                              -    a proposal or agreement concerning a
                                   financial restructuring

                              - a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                              - a significant expansion or contraction of operations

                              -    information about major contracts or
                                   increases or decreases in orders

                              - the institution of, or a development in, litigation or a regulatory proceeding

                              - developments regarding a company's senior management

                              - information about a company received from a director of that company

                              - information regarding a company's possible noncompliance with environmental protection laws

                              This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                              "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                              If you obtain material nonpublic information, you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY               Employees who possess material nonpublic
                              information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                              Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                              Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                              Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

RESTRICTIONS ON THE           As a diversified financial services organization,
FLOW OF INFORMATION           Mellon faces unique challenges in complying with
WITHIN MELLON                 the prohibitions on insider trading and tipping of
("SECURITIES FIRE             material nonpublic information, and misuse of
WALLS")                       confidential information. This is because one
                              Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad ranging financial services activities without violating laws or breaching
                              Mellon's fiduciary duties, Mellon has established a "Securities Fire Wall" policy applicable to all employees. The "Securities Fire Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (potential
                              Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice (Investment functions).
                              Employees should refer to CPP 903-2(C) SECURITIES
                              FIRE WALLS.

SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS

                              Certain Portfolio Managers and Research Analysts in the fiduciary businesses have been designated as Access Decision Makers and are subject to additional procedures which are discussed in a separate edition of the SECURITIES TRADING POLICY. If you have reason to believe that you may be an Access Decision Maker, contact your supervisor, Preclearance Compliance Officer or the Ethics Office.

PERSONAL SECURITIES TRADING PRACTICES

SECTION THREE - APPLICABLE TO OTHER EMPLOYEES

TABLE OF CONTENTS

                                                                                                        PAGE #
                                                                                                        -------
QUICK REFERENCE - OTHER EMPLOYEES                                                                            41

STANDARDS OF CONDUCT FOR OTHER EMPLOYEES                                                                42 - 43
     - Conflict of Interest                                                                                  42
     - Material Nonpublic Information                                                                        42
     - Personal Securities Transaction Reports                                                               42
     - Account Statements                                                                                    42
     - Ownership                                                                                             43
     - Confidential Treatment                                                                                43

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES                                                       44 - 45
     - General Restrictions                                                                                  44
     - Mellon 401(k) Plan                                                                                    44
     - Mellon Employee Stock Options                                                                         45
     - Mellon Employee Stock Purchase Plan (ESPP)                                                            45

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES                                                        46 - 49
     - Credit, Consulting or Advisory Relationship                                                           46
     - Customer Transactions                                                                                 46
     - Excessive Trading, Naked Options                                                                      46
     - Front Running                                                                                         46
     - Initial Public Offerings                                                                              46
     - Material Nonpublic Information                                                                        46
     - Private Placements                                                                                    47
     - Short-Term Trading                                                                                    47
     - Mutual Funds                                                                                          47
     - Spread Betting                                                                                        47
     - Prohibition on Investments in Securities of Financial Services Organizations                     48 - 49

PROTECTING CONFIDENTIAL INFORMATION                                                                     50 - 51
     - Insider Trading and Tipping Legal Prohibitions                                                   50 - 51
     - Mellon's Policy                                                                                       51
     - Restrictions on the Flow of Information Within Mellon ("Securities Fire Walls")                       51

GLOSSARY DEFINITIONS                                                                                    52 - 56

EXHIBIT A - SAMPLE LETTER TO BROKER                                                                          57

QUICK REFERENCE-OTHER EMPLOYEES

SOME THINGS YOU MUST DO

- If you buy or sell MELLON FINANCIAL CORPORATION SECURITIES you must provide a report of the trade and a copy of the trade confirmation within 10 calendar days of transaction to the Ethics Office or to your Compliance Officer. This does not apply to changes in elections under Mellon's 401(k) Retirement Savings Plan, transactions in Mellon's Employee Stock Purchase Plan (ESPP) or the exercise of Mellon's employee stock options. However, the reporting provisions do apply to sales of Mellon stock previously acquired through the exercise of employee stock options or the ESPP.

- Due to certain laws and regulations (for example, NASD rules in the US) there may be additional reporting requirements for Other Employees who are employees of registered broker-dealers. Check with the Manager of the Ethics Office or your Compliance Officer to determine if this impacts you.

- For employees who are subject to the prohibition on new investments in financial services organizations (certain employees only - see Pages 48-49), you must instruct your broker, trust account manager or other entity where you have a securities trading account to send directly to the Manager of the Ethics Office:
     -    trade confirmations summarizing each transaction
     -    periodic statements

Exhibit A can be used to notify your broker or account manager.

SPECIAL APPROVALS

     - PRIVATE PLACEMENTS - Acquisition of securities in a Private Placement must approved by the Mellon Senior Management Committee Member who represents your line of business or department, the Compliance Officer and the Manager of the Ethics Office. Contact the Manager of the Ethics Office to initiate approval.

     - IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation is the result of a direct family relationship.

SOME THINGS YOU MUST NOT DO

MELLON SECURITIES - The following transactions in Mellon securities are prohibited for all Mellon employees:
-    short sales
-    purchasing and selling or selling and purchasing within 60 calendar days
-    margin purchases or options other than employee options.

NON-MELLON SECURITIES
- new investments in financial services organizations (certain employees only - see Pages 48-49)

OTHER RESTRICTIONS are detailed throughout Section Three. READ THE POLICY!

QUESTIONS?

Contact Mellon's Ethics Office at:
-    The Securities Trading Policy Help Line: 1-412- 234-1661
-    Mellon's Ethics Help Line
     -    Toll Free Telephone
          -    Asia (except Japan): 001-800-710-63562
          -    Australia: 0011-800-710-63562
          -    Brazil: 0800-891-3813
          -    Europe: 00-800-710-63562
          - Japan: access code + 800-710-63562 (access codes are: 0061010, 001010, 0041010 or 0033010)
          -    US and Canada: 1-888-MELLON2 (1-888-635-5662)
          -    All other locations: call collect 412-236-7519
     -    Email: ethics@mellon.com
     -    Postal Mail: P.O. Box 535026 Pittsburgh, PA 15253-5026 USA

THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST READ THE POLICY AND COMPLY WITH ITS PROVISIONS.

PERSONAL SECURITIES TRADING PRACTICES--OTHER EMPLOYEES

STANDARDS OF CONDUCT FOR OTHER EMPLOYEES

                              Every "Other Employee" must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.

CONFLICT OF INTEREST          No employee may engage in or recommend any
                              securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC            No employee may engage in or recommend a
INFORMATION                   securities transaction, for his or her own benefit
                              or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

PERSONAL SECURITIES           "Other Employees" must report in writing to the
TRANSACTION REPORTS           Ethics Office or the Compliance Officer within 10
                              calendar days of the transaction whenever they purchase or sell Mellon securities. Purchases and sales include optional cash purchases under Mellon's Dividend Reinvestment and Common Stock
                              Purchase Plan (the "Mellon DRIP"). Due to certain laws and regulations (for example, NASD rules in the US), there may be additional reporting requirements for "Other Employees" who are employees of registered broker-dealers. Contact the Manager of the Ethics Office or your Compliance Officer for guidance.

                              It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, transactions under Mellon's Employee Stock Purchase Plan and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.

ACCOUNT STATEMENTS            Certain "Other Employees" are subject to the
                              restriction on investments in financial services organizations and are required to instruct their brokers and/or securities account managers to send statements directly to the Ethics Office. See
                              Pages 48 - 49.

                              An example of an instruction letter to a broker or account manager is contained in Exhibit A.

OWNERSHIP                     The provisions of the Policy apply not only to
                              securities held in the employee's own name but also to all other securities indirectly owned by the employee (see Glossary for definition of indirect ownership). Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                              - securities held by members of your family who share the same household with you

                              - securities held by a trust in which you are a settler, trustee, or beneficiary

                              - securities held by a partnership in which you are a general partner

                              -    securities in which any contract,
                                   arrangement, understanding or relationship gives you direct or indirect economic interest

CONFIDENTIAL TREATMENT        The Manager of the Ethics Office and the
                              Compliance Officer will use his or her best efforts to assure that personal securities transaction reports and reports of securities holdings are treated as "Personal and Confidential." However, Mellon is required by law to review, retain and, in certain circumstances, disclose such documents. Therefore, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy or other requirements applicable to Mellon.

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

GENERAL RESTRICTIONS          Employees who engage in transactions involving
                              Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                              The following restrictions apply to all
                              transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under Section 16 of the Securities Exchange Act of 1934.

                              -    SHORT SALES - Short sales of Mellon
                                   securities by employees are prohibited.

                              - SHORT-TERM TRADING - Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60 calendar day period.

                              - MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resource Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                              - OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                              - MAJOR MELLON EVENTS - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

MELLON 401(k) PLAN            Actions regarding your interest in Mellon Stock
                              under the Mellon 401(k) Plan are treated as follows:

                              ELECTIONS REGARDING FUTURE CONTRIBUTIONS to Mellon Stock are not deemed to be transactions in Mellon Stock and therefore are not subject to the short-term trading prohibition.

                              PAYROLL DEDUCTION CONTRIBUTIONS to Mellon Stock are deemed to be done pursuant to an automatic investment plan and therefore are not subject to the short-term trading prohibition.

                              MOVEMENTS OF BALANCES into or out of Mellon Stock are deemed to be purchases or sales of Mellon Stock for purposes of the short-term trading prohibition. This means employees are prohibited from increasing their existing account balance allocation to Mellon Stock and then decreasing it within 60 calendar days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Stock and then increasing it within 60 calendar days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the short-term trading prohibition. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

MELLON EMPLOYEE STOCK         RECEIPT and EXERCISE of an employee stock option
OPTIONS                       from Mellon is exempt from reporting requirements
                              and does not constitute a purchase for purposes of the 60 calendar day prohibition.

                              SALES - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements and are considered sales for purposes of the 60 calendar day prohibition.

MELLON EMPLOYEE STOCK         ENROLLMENT and CHANGING SALARY WITHHOLDING
PURCHASE PLAN (ESPP)          PERCENTAGES in the ESPP are exempt from reporting
                              requirements and do not constitute a purchase for purposes of the 60 calendar day prohibition.

                              SELLING SHARES HELD IN THE ESPP - Sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends, are exempt from the reporting requirements. However, sale of stock held in the ESPP is considered a sale for purposes of the 60 calendar day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                              SELLING SHARES PREVIOUSLY WITHDRAWN - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the reporting requirements and are considered sales for purposes of the 60 calendar day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                              Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 43, which is applicable to the following restrictions.

                              The Mellon CODE OF CONDUCT contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the CODE OF CONDUCT and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                              The following restrictions apply to ALL securities transactions by employees:

                              - CREDIT, CONSULTING OR ADVISORY RELATIONSHIP - Employees may not buy, hold or trade securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities without the prior permission of the Ethics Office. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open-end mutual funds.

                              - CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                              - EXCESSIVE TRADING, NAKED OPTIONS - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                              - FRONT RUNNING - Employees may not engage in "front running," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                              - INITIAL PUBLIC OFFERINGS - Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered brokers- dealers.

                              - MATERIAL NONPUBLIC INFORMATION - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                              - PRIVATE PLACEMENTS - Other Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of the Ethics Office, the Compliance Officer and the Mellon Senior Management Committee Member representing the employee's line of business or department. Employees should contact the Ethics Office to initiate approval. Approval must be given by all three persons for the acquisition to be considered approved.

                                   Private placements include certain
                                   co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For purposes of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                   After receipt of the necessary approvals and the acquisition, "Other Employees" are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                              -    SHORT-TERM TRADING - Employees are
                                   discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

                              - MUTUAL FUNDS - No employee should knowingly participate in or facilitate late trading, market timing or any other activity with respect to any fund in violation of applicable law or the provisions of the fund's disclosure documents.

                              - SPREAD BETTING - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.

PROHIBITION ON                You are prohibited from acquiring any security
INVESTMENTS IN                issued by a financial services organization
SECURITIES OF FINANCIAL       if you are:
SERVICES
ORGANIZATIONS

                              -    a member of the Mellon Senior Management
                                   Committee

                              -    employed in any of the following departments:
                                   -    Corporate Strategy & Development
                                   -    Legal (Mellon headquarters only)
                                   -    Finance (Mellon headquarters only)

                              - an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                              SECURITIES ACCOUNTS - All employees subject to this restriction on investments in financial services organizations are required to instruct their broker, trust account manager or other entity through which they have a securities account to submit directly to the Ethics Office copies of all trade confirmations and statements relating to each account of which they are an owner, direct or indirect, regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only mutual funds or other exempt securities as that term is defined by the Policy but the account has the capability to have reportable securities traded in it, the employee must arrange for duplicate account statements and trade confirmations to be sent to the Ethics Office. An example of an instruction letter to the broker is contained in Exhibit A.

                              FINANCIAL SERVICES ORGANIZATIONS - The phrase "security issued by a financial services organization" includes any security issued by:

                              -    Commercial Banks other than Mellon
                              - Financial Holding Companies (or Bank Holding Companies) other than Mellon
                              -    Insurance Companies
                              -    Investment Advisers
                              -    Shareholder Servicing Companies
                              -    Thrifts
                              -    Savings and Loan Associations
                              -    Brokers-Dealers
                              -    Transfer Agents
                              -    Other Depository Institutions

                              The phrase "securities issued by a financial services organization" DOES NOT INCLUDE Exempt Securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                              EFFECTIVE Date - Securities of financial services organizations properly acquired before the employee is subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                              The acquisition of financial service organization securities through any of the following means is exempt from this prohibition:

                              -    Exempt Securities (see Glossary)
                              -    acquisition in a non-discretionary account
                              -    involuntary acquisitions
                              -    securities received as gifts
                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary)
                              - acquisitions through a non-Mellon employee benefit plan

                              Within 30 calendar days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of the Ethics Office.

PROTECTING CONFIDENTIAL INFORMATION

                              As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon CODE OF CONDUCT.

INSIDER TRADING AND           Securities laws generally prohibit the trading of
TIPPING                       securities while in possession of "material
LEGAL PROHIBITIONS            nonpublic" information regarding the issuer of
                              those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                              Information is "material" if there is a
                              substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price (price sensitive information) of a security would be material. Examples of information that might be material include:

                              -    a proposal or agreement for a merger,
                                   acquisition or divestiture, or for the sale or purchase of substantial assets

                              - tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                              -    dividend declarations or changes

                              -    extraordinary borrowings or liquidity
                                   problems

                              -    defaults under agreements or actions by
                                   creditors, customers or suppliers relating to a company's credit standing

                              - earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                              - pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                              -    a proposal or agreement concerning a
                                   financial restructuring

                              - a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                              - a significant expansion or contraction of operations

                              -    information about major contracts or
                                   increases or decreases in orders

                              - the institution of, or a development in, litigation or a regulatory proceeding

                              - developments regarding a company's senior management

                              - information about a company received from a director of that company

                              - information regarding a company's possible noncompliance with environmental protection laws

                              This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                              "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                              If you obtain material nonpublic information, you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY               Employees who possess material nonpublic
                              information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                              Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                              Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                              Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

RESTRICTIONS ON THE           As a diversified financial services organization,
FLOW OF INFORMATION           Mellon faces unique challenges in complying with
WITHIN MELLON                 the prohibitions on insider trading and tipping of
("SECURITIES FIRE             material nonpublic information, and misuse of
WALLS")                       confidential information. This is because one
                              Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                              Mellon's fiduciary duties, Mellon has established a "Securities Fire Wall" policy applicable to all employees. The "Securities Fire Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (potential
                              Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice (Investment functions).
                              Employees should refer to CPP 903-2(C) SECURITIES
                              FIRE WALLS.

GLOSSARY

DEFINITIONS

- ACCESS DECISION MAKER - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

-    APPROVAL - written consent or written notice of non-objection.

- AUTOMATIC INVESTMENT PLAN - a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. Applications to specific situations are as follows:

     DIVIDEND REINVESTMENT PLANS ("DRIPs"). The automatic investment of dividends under a DRIP is deemed to be pursuant to an automatic investment plan. Optional cash purchases (that is, the right to buy additional shares through the DRIP) are not deemed to be pursuant to an automatic investment plan unless they are by payroll deduction, automatic drafting to a checking account or other means specifically included in this definition.

     PAYROLL DEDUCTIONS. Deductions from payroll (Mellon or otherwise) directly into an investment account are deemed to be done pursuant to an automatic investment plan. This would include payroll deductions for contributions to 401(k) plans and other employee benefit plans.

     BANK ACCOUNT DRAFTS OR DEPOSITS. Automatic drafts from a checking or savings account directly to an investment account or automatic deposits directly from an investment account into a checking or savings account, are deemed to be made pursuant to an automatic investment plan, provided that, in either case:

        - there is documentation with the investment account indicating the drafts or deposits are to be executed according to an express schedule, and
        - at least two drafts or deposits were executed according to the schedule.

     AUTOMATIC MUTUAL FUND EXCHANGE PROGRAMS. Automatic exchanges of a fixed dollar amount out of one mutual fund to purchase shares of another mutual fund are deemed to be made pursuant to an automatic investment plan.

     AUTOMATIC MUTUAL FUND WITHDRAWAL PROGRAMS. Automatic withdrawals of a fixed dollar amount out of a mutual fund are deemed to be made pursuant to an automatic investment plan.

     ASSET-ALLOCATION ACCOUNTS. Asset allocation accounts are investment accounts in which the investor chooses among predetermined asset-allocation models consisting of percentages of a portfolio allocated to fund categories (such as large-cap, mid-cap and small-cap equity funds, tax-free bond funds, international funds, etc). Once a model is chosen, new money is automatically invested according to the model, and the portfolio is automatically rebalanced periodically to keep it in line with the model. For purposes of this Policy, both the investment of new money into, and periodic rebalancings within, an asset-allocation account are deemed to be done pursuant to an automatic investment plan. An Investment Advisory Service account at Mellon Private Wealth Advisers is an asset-allocation account. Brokerage accounts, in which the investor has the continuing ability to direct transactions in specific securities or funds, are not asset-allocation accounts.

     COLLEGE SAVINGS PLANS. Many jurisdictions have college savings plans (for example, in the US these plans are referred to as "529" plans) that provide a tax-advantaged means of investing for future college expenses. These plans vary and the features of the specific plan must be analyzed to determine if it qualifies as an automatic investment plan. For example, a college savings plan could qualify as an automatic investment plan if it meets the requirements for an asset-allocation account, bank account draft or a payroll deduction (see above).

- DIRECT FAMILY RELATION - employee's spouse, children (including stepchildren, foster children, sons-in-law and daughters-in-law), grandchildren, parents (including step-parents, mothers-in-law and fathers-in-law) grandparents, and siblings (including brothers-in-law, sisters-in-law and step brothers and sisters). Also includes adoptive relationships.

- EMPLOYEE - an individual employed by Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt employees in all world-wide locations; generally, for purposes of the Policy, does not include consultants and contract or temporary employees.

- ETHICS OFFICE - the group within the Audit & Risk Review Department of Mellon which is responsible for administering the ethics program at Mellon, including the Securities Trading Policy.

-    EXEMPT SECURITIES - defined as:

        - direct obligations of the sovereign governments of the United States (US employees only) and the United Kingdom (for UK employees only). Obligations of other instrumentalities of the US and UK governments or quasi-government agencies are not exempt.

        -  commercial paper

        - high-quality, short-term debt instruments having a maturity of less than 366 days at issuance and rated in one of the two highest rating categories by a nationally recognized statistical rating organization or which is unrated but of comparable quality

        -  bankers' acceptances

        -  bank certificates of deposit and time deposits

        -  repurchase agreements

        - securities issued by open-end investment companies (i.e., mutual funds and variable capital companies) that are not Proprietary Funds

        -  shares of money market funds (regardless of affiliation with Mellon)

        -  fixed annuities

        - shares of unit trusts (provided they are invested exclusively in funds that are not Proprietary Funds)

           NOTE: The following are NOT Exempt Securities (whether proprietary or not):

               -  shares of hedge funds

               -  shares of closed-end funds

               - shares of funds not registered in the US (for US employees only)

-    FAMILY RELATION - see direct family relation.

- GENERAL COUNSEL - General Counsel of Mellon or any person to whom relevant authority is delegated by the General Counsel.

- INDEX FUND - an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

- INDIRECT OWNERSHIP - The securities laws of most jurisdictions attribute ownership of securities to someone in certain circumstances, even though the securities are not held in that person's name. For example, US federal securities laws contain a concept of "beneficial ownership", and UK securities laws contain a concept of securities held by "associates" (this term includes business or domestic relationships giving rise to a "community of interest"). The definition of "indirect ownership" that follows is used to determine whether securities held other than in your name are subject to the preclearance and other provisions of the Policy. It was designed to be consistent with various securities laws; however, there can be no assurance that attempted adherence to this definition will provide a defense under any particular law. Moreover, a determination of indirect ownership requires a detailed analysis of personal and/or financial circumstances that are subject to change. It is the responsibility of each employee to apply the definition below to his/her own circumstances. If the employee determines that he/she is not an indirect owner of an account and the Ethics Office becomes aware of the account, the employee will be responsible for justifying his/her determination. Any such determination should be based upon objective evidence (such as written documents), rather than subjective or intangible factors.

     GENERAL STANDARD. Generally, you are the indirect owner of securities (and preclearance and other provisions of the Policy will therefore apply to those securities) if, through any contract, arrangement, understanding, relationship or otherwise, you have the opportunity, directly or indirectly, to share at any time in any profit derived from a transaction in them (a "pecuniary interest"). The following is guidance on the application of this definition to some common situations.

     FAMILY MEMBERS. You are presumed to be an indirect owner of securities held by members of your immediate family who share the same household with you. "Immediate family" means your spouse, your children (including stepchildren, foster children, sons-in-law and daughters-in-law), your grandchildren, your parents (including stepparents, mothers-in-law and fathers-in-law), your grandparents and your siblings (including brothers-in-law, sisters-in-law and step brothers and sisters) and includes adoptive relationships. This presumption of ownership may be rebutted, but it will be difficult to do so if, with respect to the other person, you commingle any assets or share any expenses, you provide or receive any financial support, you influence investment decisions, you include them as a dependent for tax purposes or as a beneficiary under an employee benefit plan, or you are in any way financially codependent. Any attempt to disclaim indirect ownership with respect to family members who share your household MUST be based upon countervailing facts that you can prove in writing.

     PARTNERSHIPS. If you are a general partner in a general or limited partnership, you are deemed to own your proportionate share of the securities owned by the partnership. Your "proportionate share" is the greater of your share of profits or your share of capital, as evidenced by the partnership agreement. Limited partners are NOT deemed to be owners of partnership securities absent unusual circumstances, such as influence over investment decisions.

     SHAREHOLDERS OF CORPORATIONS. You are NOT deemed to own the securities held by a corporation in which you are a shareholder unless you are a controlling shareholder or you have or share investment control over the corporation's portfolio.

     TRUSTS. Generally, parties to a trust will be deemed indirect owners of securities in the trust only if they have BOTH a pecuniary interest in the trust and investment control over the trust. "Investment control" is the power to direct the disposition of the securities in the trust. Specific applications are as follows:

          TRUSTEES: A trustee is deemed to have investment control over the trust unless there are at least three trustees and a majority is required for action. A trustee has a pecuniary interest in the trust if (i) the trustee is also a trust beneficiary, (ii) an immediate family member of the trustee (whether or not they share the same household) is a beneficiary, or (iii) the trustee receives certain types of performance-based fees.

          SETTLORS: If you are the settlor of a trust (that is, the person who puts the assets into the trust), you are an indirect owner of the trust's assets if you have a pecuniary interest in the trust AND you have or share investment control over the trust. You are deemed to have a pecuniary interest in the trust if you have the power to revoke the trust without anyone else's consent or if members of your immediate family who share your household are beneficiaries of the trust.

          BENEFICIARIES. If you or a member of your immediate family who shares your household is a beneficiary of a trust, you are deemed to have a pecuniary interest in the trust and will therefore be deemed an indirect owner of the trust's assets if you have or share investment control over the trust.

     REMAINDER INTERESTS. Remainder interests are those that do not take effect until after some event that is beyond your control, such as the death of another person. Remainder interests are typically created by wills or trust instruments. You are NOT deemed to be an indirect owner of securities in which you only have a remainder interest provided you have no power, directly or indirectly, to exercise or share investment control or any other interest.

     DERIVATIVE SECURITIES. You are the indirect owner of any security you have the right to acquire through the exercise or conversion of any option, warrant, convertible security or other derivative security, whether or not presently exercisable.

- INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

- INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are open-end investment companies that issue and sell REDEEMABLE securities representing an undivided interest in the net assets of the company.

- INVESTMENT ETHICS COMMITTEE - committee that has oversight responsibility for issues related to personal securities trading and investment activity by Access Decision Makers. The committee is composed of investment, legal, risk management, audit and ethics management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are determined by the Corporate Ethics Officer.

- MANAGER OF THE ETHICS OFFICE - individual appointed by the Corporate Ethics Officer to manage the Ethics Office.

-    MELLON - Mellon Financial Corporation.

- NON-DISCRETIONARY ACCOUNT - an account for which the employee has no direct or indirect control over the investment decision making process. Non-discretionary accounts may be exempted from preclearance and reporting procedures only if the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions.

- OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time frame. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

        -  Call Options
             -If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.
             -If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

        -  Put Options
             -If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.
             -If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

        Below is a table describing the above:

                                                        TRANSACTION TYPE
                                -----------------------------------------------------------------
                  OPTION TYPE                 BUY                              SALE
                  -----------   -------------------------------   -------------------------------
                       Put        Sale of Underlying Security     Purchase of Underlying Security

                      Call      Purchase of Underlying Security     Sale of Underlying Security

- PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of the Ethics Office and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

- PRIVATE PLACEMENT - an offering of securities that is exempt from registration under various laws and rules, such as the Securities Act of 1933 in the US and the Listing Rules in the UK. Such offerings are exempt from registration because they do not constitute a public offering. Private placements can include limited partnerships.

- PROPRIETARY FUND - An investment company or collective fund for which a Mellon subsidiary serves as an investment adviser, sub-adviser or principal underwriter. From time-to-time, Mellon will publish a list of the Proprietary Funds. Employees should rely on the latest version of this list rather than attempt to determine for themselves the identity of the Proprietary Funds.

- SECURITY - any investment that represents an ownership stake or debt stake in a company, partnership, governmental unit, business or other enterprise. It includes stocks, bonds, notes, evidences of indebtedness, certificates of participation in any profit-sharing agreement, collateral trust certificates and certificates of deposit for securities. It also includes many types of puts, calls, straddles and options on any security or group of securities; fractional undivided interests in oil, gas, or other mineral rights; and investment contracts, variable life insurance policies and variable annuities whose cash values or benefits are tied to the performance of an investment account. It does not include currencies. Unless expressly exempt, all securities transactions are covered under the provisions of the Policy (see definition of Exempt securities).

- SECURITIES FIRE WALL - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

- SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Financial Corporation.

- SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.

EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER


Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith
     Account No. xxxxxxxxxxxx

To whom it may concern:

In connection with my existing brokerage account(s) with your firm, please be advised that my employer should be noted as an "Interested Party" with respect to my account(s). They should, therefore, be sent copies of all trade confirmations and account statements relating to my account a regular basis.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

     Manager of the Ethics Office
     Mellon Financial Corporation
     PO Box 3130
     Pittsburgh, PA  15230-3130


Thank you for your cooperation in this request.

Sincerely yours,


Employee

cc:  Manager of the Ethics Office (153-3300)

[MELLON LOGO]

[GRAPHIC]

SECURITIES TRADING POLICY:

    ACCESS DECISION MAKER EDITION

                                                                    JANUARY 2005

[MELLON LOGO]

Dear Employee:

The highest standards of ethical business practices and unwavering loyalty to our customers have been the cornerstones of our culture since Mellon was founded in 1869. Our Shared Values - Integrity, Teamwork and Excellence - are our guiding principles and underscore our commitment to conduct Mellon's business honorably at all times.

Building a reputation of integrity in business takes the hard work of many people over many years. But reputations are fragile. As recent events in our industry have illustrated, we can never let down our guard. Every Mellon employee must accept personal responsibility for our good reputation and must work each day to maintain it.

One area of particular importance is the continued emphasis we place on ensuring that our personal investments are free from conflicts of interest and in full compliance with the laws and regulations of all jurisdictions in which Mellon does business. This matter is important to our clients, shareholders and the regulatory community, and it is fundamentally important to the maintenance of Mellon's reputation.

Mellon's role as an adviser and servicer in the investment industry carries with it special responsibilities for each of us to preserve the integrity and credibility of the industry in which we work. To respond to new regulations and satisfy our desire to demonstrate to all stakeholders our commitment to the highest ethical business standards, the SECURITIES TRADING POLICY has recently been revised.

I urge you to take the time to fully understand the policy and consult it whenever you are unsure about appropriate activity regarding your investments. We are all responsible for following the procedures and respecting the limitations placed on our personal investments as described in the SECURITIES TRADING POLICY.

The SECURITIES TRADING POLICY and our CODE OF CONDUCT are designed to protect our hard earned reputation for integrity by requiring that we avoid even the appearance of impropriety in our business activities. Ensuring that our personal investments are free from conflict and as transparent as our SECURITIES TRADING POLICY requires is an important step in protecting that reputation.

Sincerely yours,

/s/ Marty McGuinn
Marty McGuinn
Chairman and Chief Executive Officer

TABLE OF CONTENTS-ACCESS DECISION MAKERS

                                                                                              PAGE #
                                                                                              ------
QUICK REFERENCE - ACCESS DECISION MAKER                                                           1

INTRODUCTION                                                                                    2-3

CLASSIFICATION OF EMPLOYEES                                                                       4
  - Access Decision Maker (ADM)                                                                   4
  - Micro-Cap Access Decision Maker                                                               4
  - Consultants, Independent Contractors and Temporary Employees                                  4

THE INVESTMENT ETHICS COMMITTEE                                                                   4

STANDARDS OF CONDUCT FOR ACCESS DECISION MAKERS                                                5-14
  - Conflict of Interest                                                                          5
  - Material Nonpublic Information                                                                5
  - Fiduciary Duties                                                                              5
  - Legal Compliance                                                                              5
  - Personal Securities Transaction Reports                                                       6
  - Statement of Securities Accounts and Holdings                                                 7
  - Exemption from Requirement to File Statement of Securities Accounts and Holdings              7
  - ADM Quarterly Report                                                                          7
  - Preclearance for Personal Securities Transactions                                             8
  - Special Standards for Preclearance of De Minimis Transactions                                 9
  - Special Rules for MCADMs                                                                      9
  - Contemporaneous Disclosure                                                                10-11
  - 7-Day Blackout Policy                                                                        11
  - Exemptions from Requirement to Preclear                                                      12
  - Gifting of Securities                                                                        12
  - Ownership                                                                                    13
  - Non-Mellon Employee Benefit Plans                                                            13
  - Investment Clubs and Private Investment Companies                                            14
  - Restricted List                                                                              14
  - Confidential Treatment                                                                       14

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES                                             15-16
  - General Restrictions                                                                         15
  - Mellon 401(k) Plan                                                                           16
  - Mellon Employee Stock Options                                                                16
  - Mellon Employee Stock Purchase Plan (ESPP)                                                   16

RESTRICTIONS ON TRANSACTIONS IN FUND SHARES                                                   17-19
  - All Funds                                                                                    17
  - Mellon Proprietary Funds                                                                  17-18
  - Mellon 401(k) Plan (Non Self-Directed Accounts)                                              19
  - Mellon 401(k) Plan (Self-Directed Accounts)                                                  19
  - Indirect Ownership of Proprietary Funds                                                      19

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES                                              20-22
  - Customer Transactions                                                                        20
  - Excessive Trading, Naked Options                                                             20
  - Front Running                                                                                20
  - Initial Public Offerings                                                                     20
  - Material Nonpublic Information                                                               20
  - Private Placements                                                                        20-21
  - Scalping                                                                                     21
  - Short-Term Trading                                                                           21
  - Spread Betting                                                                               21
  - Prohibition on Investments in Securities of Financial Services Organizations                 22

PROTECTING CONFIDENTIAL INFORMATION                                                           23-24
  - Insider Trading and Tipping Legal Prohibitions                                            23-24
  - Mellon's Policy                                                                              24
  - Restrictions on the Flow of Information Within Mellon ("Securities Fire Walls")              24

GLOSSARY DEFINITIONS                                                                          25-29

EXHIBIT A - SAMPLE LETTER TO BROKER                                                              30

QUICK REFERENCE - ACCESS DECISION MAKERS

SOME THINGS YOU MUST DO

STATEMENT OF ACCOUNTS AND HOLDINGS - Provide to the Preclearance Compliance Officer or his/her designee a statement of all securities and Proprietary Fund accounts and holdings within 10 calendar days of becoming an ADM and again annually on request. In addition, provide to the Preclearance Compliance Officer or his/her designee within 30 calendar days after every quarter-end thereafter a report for requested securities holdings.

DUPLICATE STATEMENTS & CONFIRMATIONS - Instruct your broker, trust account manager or other entity through which you have a securities or Proprietary Fund trading account to send directly to the Preclearance Compliance Officer or his/her designee:

-    trade confirmations summarizing each transaction
-    periodic statements

Exhibit A can be used to notify such entities. Contact the Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have direct or indirect ownership (see Glossary).

QUARTERLY TRANSACTION STATEMENTS - Provide to the Preclearance Compliance Officer or his/her designee within 10 calendar days after the end of each quarter a statement of securities or Proprietary Funds transactions not covered by filed confirmations from brokers or other entities.

PRECLEARANCE - Before initiating a transaction in securities or Proprietary Funds, written preclearance must be obtained from the Preclearance Compliance Officer. Contact the Preclearance Compliance Officer for applicable approval procedures.

If preclearance approval is received, the trade must be communicated to the broker or other entity on the same day and executed before the end of the next business day, at which time the preclearance approval will expire.

PROPRIETARY FUNDS - Trading a Proprietary Fund within 60 calendar days of a previous trade in the opposite direction is prohibited without prior approval of the Preclearance Compliance Officer.

PRIVATE PLACEMENTS - Acquisition of securities in a Private Placement must be precleared by the IEC. Prior holdings must be approved by the IEC within 90 calendar days of becoming an ADM. To initiate preclearance or approval, contact the Ethics Office.

IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of the Ethics Office. Approval can be given only when the allocation is the result of a direct family relationship.

CONTEMPORANEOUS DISCLOSURE - ADMs must obtain written authorization from the ADM's Chief Investment Officer (CIO) or other Investment Ethics Committee (IEC) designee prior to making or acting upon a portfolio recommendation in a security which they own directly or indirectly. Contact the Preclearance Compliance Officer for available forms.

ADM QUARTERLY REPORT - Provide to the Preclearance Compliance Officer or his/her designee within 30 calendar days of each quarter end the ADM Quarterly Report which includes information on:
-    personal holdings that you recommend for client portfolios
-    private placements
-    micro-cap holdings

MICRO-CAP SECURITIES - Unless approved by the IEC, Micro-Cap ADMs
(MCADMs) are prohibited from purchasing any security of an issuer with low common equity market capitalization (at the time of acquisition). Securities with the following market caps are subject to this prohibition:
-    in the US, $100 million or less
-    in the UK, L60 million or less
-    in Japan, Y10 billion or less

Prior holding of such securities must be approved by the CIO.

MCADMs must obtain, on their Preclearance Request Form, the written authorization of their immediate supervisor and their CIO prior to trading any security of an issuer with low common equity market capitilization. Securities with the following market caps are subject to this requirement:
-    in the US, more than $100 million but less than or equal to $250 million
-    in the UK, more than L60 million but less than or equal to L150 million
-    in Japan, more than Y10 billion but less than or equal to Y20 billion

SOME THINGS YOU MUST NOT DO

MELLON SECURITIES - The following transactions in Mellon securities are prohibited for all Mellon employees:
-    short sales
-    purchasing and selling or selling and purchasing within 60 calendar days
-    margin purchases or options other than employee options

NON-MELLON SECURITIES
- portfolio Managers are prohibited from purchasing or selling the same or equivalent security 7 calendar days before or after a fund or other advised account transaction
- for all ADMs, purchasing and selling or selling and purchasing the same or equivalent security within 60 calendar days is discouraged, and any profits must be disgorged
- new investments in financial services organizations are prohibited for CERTAIN EMPLOYEES- see Page 22

EXEMPTIONS

Preclearance is NOT required for:
-    transactions in Exempt Securities (see Glossary)
- transactions in non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures
-    transactions in index securities (does not include Proprietary Funds)
- transactions in approved accounts in which the employee has no direct or indirect influence or control over the investment decision making process
- involuntary transactions on the part of an employee (such as stock dividends or sales of fractional shares)
- enrollment, changes in salary withholding percentages and sales of shares held in Mellon's Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance
- receipt and exercise of an employee stock option administered through Human Resources
-    transactions done pursuant to an automatic investment plan (see Glossary)
- sales pursuant to a bona fide tender offer and sales or exercises of "rights" (see Page 12)

QUESTIONS?

Contact Mellon's Ethics Office at:
-    The Securities Trading Policy Help Line: 1-412-234-1661
-    Mellon's Ethics Help Line (see page 3 to obtain contact information)

THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST READ THE POLICY AND COMPLY WITH ITS PROVISIONS.

INTRODUCTION

                              The SECURITIES TRADING POLICY (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

                              Mellon and its employees are subject to certain laws and regulations governing personal securities trading, including the securities laws of various jurisdictions. Mellon expects its employees to adhere to such laws and has developed the Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

                              This Policy covers the personal trading activities of all employees in their own accounts and in accounts in which they have indirect ownership. While employees should consult the Glossary for a complete definition of the terms "security" and "indirect ownership", in general they mean:

                              - SECURITY - any investment that represents an ownership stake or debt stake in a company or government. While the Policy provides for exemptions for certain securities, if not expressly exempt in the Policy, all securities are covered (see Glossary for definition of Exempt securities)

                              - INDIRECT OWNERSHIP - you are presumed to have indirect ownership of accounts held by members of your family with whom you share a household. This includes your spouse, your children, and any other family members in your home. Generally, you are deemed to be the indirect owner of securities if you have the opportunity to directly or indirectly share, at any time, in profits derived from transactions in such securities

                              Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

                              The provisions of the Policy have worldwide applicability and cover trading in any part of the world. Employees are also subject to applicable laws of jurisdictions in those countries in which they conduct business. To the extent any particular portion of the Policy is inconsistent with, or in particular less restrictive than such laws, employees should consult the General Counsel or the Manager of the Ethics Office.

                              The Policy may be amended and any provision waived or exempted only at the discretion of the Manager of the Ethics Office. Any such waiver or exemption will be evidenced in writing and maintained in the Ethics Office.

                              Employees must read the Policy and must comply with it - in this regard, employees should comply with the spirit of the Policy as well as the strict letter of its provisions. Failure to comply with the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, cancellation of trades, selling of positions, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Known violations of the Policy must be reported to the Ethics Office. The Ethics Help Line (see page 3) may be used for this purpose. Any questions regarding the Policy should be referred to the Manager of the Ethics Office or his/her designee.

                              Employees must also comply with Mellon's CODE OF CONDUCT, which addresses compliance with laws, conflicts of interest, respecting confidential information and other ethical issues.

                              Mellon will provide all employees with copies of the Policy and all amendments. This may be through on-line access. Periodically, you will be required to acknowledge your receipt of the Policy and any amendments. This may be through on-line certification.

                              Mellon has established the Ethics Help Line which is available to ALL employees to:

                                   -    ask questions about the Policy, CODE OF
                                        CONDUCT and related Corporate Policies;

                                   -    provide information about possible
                                        violations of the Policy, CODE OF
                                        CONDUCT, policies or law; and

                                   - voice concerns about activities that may place our reputation at risk.

                              Contacts may be anonymous. Employees can contact the Ethics Office by:

                                        MELLON ETHICS HELP LINE:

                                             -    in the United States or
                                                  Canada, 1-888-MELLON2
                                                  (1-888-635-5662)

                                             -    in countries outside the
                                                  United States and Canada, dial
                                                  your country access code, then
                                                  dial one of the following:

                                                     - Asia (except Japan):
                                                       001-800-710-63562

                                                     - Australia: 0011-800-710-
                                                       63562

                                                     - Brazil: 0800-891-3813

                                                     - Europe: 00-800-710-63562

                                                     - Japan: access code +
                                                       800-710-63562

                                             -    Common country access codes:

                                                     - 00 - United Kingdom,
                                                       Ireland, Italy, Germany,
                                                       Spain, Switzerland

                                                     - 0011 - Australia

                                                     - 001 - Hong Kong and
                                                       Singapore

                                                     - 001010, 00330010, 0041010
                                                       or 0061010 - in Japan

                                             -    All other locations: Call
                                                  collect to 412-236-7519

                                             E-MAIL: ethics@mellon.com

                                             MAIL: Mellon's Ethics Office, P.O.
                                                  Box 535026 Pittsburgh, PA
                                                  15253-5026 USA

                                        AIM #: 153-3300

SPECIAL EDITION               This edition of the Policy has been prepared
                              especially for Access Decision Makers. If you believe you are not an Access Decision Maker, please contact your supervisor, Preclearance
                              Compliance Officer, the Manager of the Ethics
                              Office or access Mellon's Intranet to obtain the general edition of the Policy.

PURPOSE It is imperative that Mellon and its affiliates avoid even the appearance of a conflict between the personal securities trading of its employees and its fiduciary duties to investment companies and managed account clients. Potential conflicts of interest are most acute with respect to personal securities trading by those employees most responsible for directing managed fund and account trades: portfolio managers and research analysts. To avoid even the appearance of impropriety, an Investment Ethics Committee has been formed. The Committee, in turn, has established the following practices which apply to Access Decision Makers. These practices do not limit the authority of any Mellon affiliate to impose additional restrictions or limitations.

CLASSIFICATION OF EMPLOYEES

                              Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of various laws and regulations, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist the employees who are portfolio managers and research analysts in complying with the requirements and limitations imposed on them in light of their activities, such employees are classified into one or both of the following categories:

                              -    Access Decision Maker
                              -    Micro-Cap Access Decision Maker

                              Appropriate requirements and limitations are specified in the Policy based upon the employee's classification. The Investment Ethics Committee will determine and designate the classification of each employee based on the following guidelines.

ACCESS DECISION MAKER (ADM)   Generally this will be portfolio managers and
                              research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. Neither traders nor portfolio managers of funds which are limited to replicating an index are ADMs.

MICRO-CAP ACCESS DECISION     Generally this will be ADMs who make
MAKER (MCADM)                 recommendations or decisions regarding the
                              purchase or sale of any security of an issuer with a low common equity market capitalization. In the US, the market cap is equal to or less than $250 million, in the UK the market cap is equal to or less than L150 million and in Japan the market cap is equal to or less than Y20 billion. MCADMs are also ADMs.

CONSULTANTS, INDEPENDENT      Managers should inform consultants, independent
CONTRACTORS AND               contractors and temporary employees of the general
TEMPORARY EMPLOYEES           provisions of the Policy (such as the prohibition
                              on trading while in possession of material nonpublic information). Whether or not a consultant, independent contractor or temporary employee will be required to preclear trades or report their personal securities holdings will be determined on a case-by-case basis. If one of these persons would be considered an ADM if he/she were a Mellon employee, the person's manager should advise the Manager of the Ethics Office who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

THE INVESTMENT ETHICS COMMITTEE (IEC)

                              The IEC is composed of investment, legal, risk management, audit and ethics management representatives of Mellon and its affiliates. The chief executive officer, senior investment officer and the Preclearance Compliance Officer at each Mellon investment affiliate, working together, will be designees of the IEC. The IEC will meet periodically to review the actions taken by its designees and to consider issues related to personal securities trading and investment activity by ADMs.

PERSONAL SECURITIES TRADING PRACTICES-ACCESS DECISION MAKERS

STANDARDS OF CONDUCT FOR ACCESS DECISION MAKERS

                              Because of their unique responsibilities, ADMs are subject to preclearance and personal securities reporting requirements, as discussed below.

                              Every ADM must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, you should consult the Ethics Office or the Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of the Ethics Office.

CONFLICT OF INTEREST          No employee may engage in or recommend any
                              securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC            No employee may divulge the current portfolio
INFORMATION                   positions, or current or anticipated portfolio
                              transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                              No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities or the issuer of such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

FIDUCIARY DUTIES              Mellon and its employees owe fiduciary duties to
                              certain clients. Every ADM must be mindful of these fiduciary duties, must use his or her best efforts to fulfill them and must promptly report to their Preclearance Compliance Officer any failure by any Mellon employee to fulfill them.

LEGAL COMPLIANCE              In carrying out their job responsibilities, ADMs
                              must, at a minimum, comply with all applicable legal requirements, including applicable securities laws.

PERSONAL SECURITIES           STATEMENTS & CONFIRMATIONS - All ADMs are required
TRANSACTION REPORTS           to instruct their broker, trust account manager or
                              other entity through which they have a securities or Proprietary Fund account to submit directly to the Preclearance Compliance Officer or his/her designee, copies of all trade confirmations and statements relating to each account of which they are an owner (direct or indirect) regardless of what, if any, securities are maintained in such accounts. Thus, even if the account contains only non-proprietary funds or other Exempt Securities as that term is defined by the Policy, but the account has the capability to have reportable securities traded in it, the ADM must arrange for duplicate account statements and trade confirmations to be sent to the Preclearance
                              Compliance Officer or his/her designee. Exhibit A is an example of an instruction letter to such entities. Duplicate confirmations and statements need not be submitted for non-discretionary accounts (see Glossary).

                              OTHER SECURITIES TRANSACTIONS which were not completed through an account, such as gifts, inheritances, spin-offs from securities held in outside accounts, transactions through employee benefit plans or transactions through variable annuities, must be reported to the Preclearance Compliance Officer or his/her designee within 10 calendar days after the end of the calendar quarter in which the transaction occurs. These quarterly statements need not be filed for:

                              -    any transaction effected in a
                                   non-discretionary account (see Glossary),

                              - any transaction in Exempt Securities (see Glossary),

                              -    any transaction effected pursuant to an
                                   automatic investment plan (see Glossary), or

                              - any transaction to the extent information on the transaction is already included in a brokerage confirmation or statement previously delivered to the Preclearance Compliance Officer or his/her designee in compliance with the above requirements.

                              See "Restrictions on Transactions in Fund Shares" for reporting requirements for Proprietary Funds.

STATEMENT OF SECURITIES       Within 10 calendar days of becoming an ADM and on
ACCOUNTS AND HOLDINGS         a quarterly basis thereafter, all ADMs must submit
                              to the Preclearance Compliance Officer or his/her designee:

                              - a listing of all accounts that may trade reportable securities in which the employee is a direct or indirect owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the account contains only non-proprietary mutual funds or other Exempt Securities (see Glossary) but has the capability of holding reportable securities, the account must be disclosed

                              - a listing of all securities held in the above accounts

                              - a listing of all securities held outside of securities trading accounts in which the employee presently has any direct or indirect ownership other than Exempt securities (see Glossary)

                              The information contained in the initial holdings report must be current as of a date no more than 45 calendar days prior to becoming an ADM.

                              The quarterly holdings report must be completed upon the request of the Ethics Office, and the information submitted must be current within 45 calendar days of the date the report is submitted. The quarterly holdings report contains an acknowledgment that the ADM has read and complied with the Policy.

                              Your Preclearance Compliance Officer may periodically ask for holding reports in addition to the initial and quarterly reports.

                              See "Restrictions on Transactions in Fund Shares" for reporting requirements for Proprietary Funds.

EXEMPTION FROM                Statements of accounts (initial or quarterly) need
REQUIREMENT TO FILE           not include non-discretionary accounts, and
STATEMENT OF SECURITIES       statements of holdings (initial or quarterly) need
ACCOUNT AND HOLDINGS          not include securities held in non-discretionary
                              accounts (see Glossary).

ADM QUARTERLY REPORT          ADMs are required to submit quarterly to the
                              Preclearance Compliance Officer or his/her designee the ADM Quarterly Report. This report must be submitted within 30 calendar days of each quarter end and includes information on:

                              - securities directly or indirectly owned at any time during the quarter which were also either recommended for a transaction or in the portfolio managed by the ADM during the quarter

                              -    positions obtained in private placements

                              -    securities of issuers owned directly or
                                   indirectly at any time during the quarter which at the time of acquisition or at the date designated by the Preclearance Compliance Officer (whichever is later) had a market capitalization that was equal to or less than:
                                   -    in the US, $250 million
                                   -    in the UK, L150 million
                                   -    in Japan, Y20 billion

                              -    securities transactions which were not
                                   completed through a securities account, such as gifts, inheritances, spin-offs from securities held outside securities accounts, or other transfers

                              A form for making this report can be obtained from the Preclearance Compliance Officer or from the Securities Trading Policy website on Mellon's intranet.

                              This report need not include securities held in non-discretionary accounts. (See Glossary)

PRECLEARANCE FOR              All ADMs must notify the Preclearance Compliance
PERSONAL SECURITIES           Officer in writing and receive preclearance before
TRANSACTIONS                  they engage in any purchase or sale of a security
                              for their own accounts or in accounts in which they are an indirect owner. ADMs should refer to the provisions under "Ownership" on Page 13, which are applicable to these provisions.

                              See "Restrictions on Transactions in Fund Shares" for more information regarding the preclearance requirements for Proprietary Funds.

                              All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form.

                              The Preclearance Compliance Officer will notify the ADM whether the request is approved or denied, without disclosing the reason for such approval or denial.

                              Notifications may be given in writing or orally by the Preclearance Compliance Officer to the ADM. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the ADM to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The ADM should retain a copy of this written record for at least two years.

                              As there could be many reasons for preclearance being granted or denied, ADMs should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                              Although making a preclearance request does not obligate an ADM to do the transaction, it should be noted that:

                              - preclearance requests should not be made for a transaction that the ADM does not intend to make

                              - the order for a transaction must be placed with the broker or other entity on the same day that preclearance authorization is received. The broker or other entity must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire

                              - ADMs should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the ADM is preclearing as an indirect owner of another's account, the response may be disclosed to the other owner

                              - standard orders to trade at certain prices (sometimes called "limit", "stop-loss", "good-until-cancelled", or "standing buy/sell" orders) must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted order must be canceled or a new preclearance authorization must be obtained

SPECIAL STANDARDS             ADMs will generally not be given clearance to
FOR DE MINIMIS                execute a transaction in any security that is on
TRANSACTIONS                  the restricted list maintained by the Preclearance
                              Compliance Officer or for which there is a pending buy or sell order for an affiliated account (other than an index fund). The Preclearance Compliance
                              Officer may approve certain de minimus
                              transactions even when the firm is trading such securities. However, de minimus transactions require preclearance approval. The following transaction limits are available for this exemption:

                              - in the US, transactions in the amount of $10,000 or 100 shares, whichever is greater, of the top 500 issuers on the Russell List of largest publicly traded companies or other companies with a market capitalization of $5 billion or higher
                              - in the UK, transactions in the amount of L6 thousand or 100 shares, whichever is greater, of companies ranked in the top 100 of the FTSE All Share Index or other companies with a market capitalization of L3 billion or higher
                              -    In Japan, transactions in the amount of
                                   Y1 million of companies ranked in the top 100 of the TOPIX or other companies with a market capitalization of Y 500 billion or higher

                              The following restrictions or conditions are imposed upon the above described transactions:

                              -    employees must cooperate with the
                                   Preclearance Compliance Officer's request to document market capitalization amounts
                              - approval is limited to two such trades in the securities of any one issuer in any calendar month
                              - short-term profit disgorgement is NOT waived for such transactions
                              - preclearance is required prior to executing the transaction

SPECIAL RULES FOR             ADMs who are designated as MCADMs have additional
MCADMs                        restrictions when voluntarily acquiring, both
                              directly and indirectly, securities of issuers with low common equity market capitalization. The thresholds for these restrictions are:

                              - in the US, securities with a market cap equal to or less than $250 million
                              - in the UK, securities with a market cap equal to or less than L150 million
                              - in Japan, securities with a market cap equal to or less than Y20 billion

                              Newly designated MCADMs must obtain CIO/CEO authorization to continue holding such securities. The MCADM must indicate on their next ADM Quarterly Report that approval to continue holding such securities has not yet been received. The Preclearance Compliance Officer will then request appropriate approvals.

                              MCADMs are prohibited from voluntarily acquiring the following securities without express written approval from the Investment Ethics Committee:

                              - in the US, securities with a market cap of $100 million or less
                              - in the UK, securities with a market cap of L60 million or less
                              - in Japan, securities with a market cap of Y10 billion or less

                              Involuntary acquisitions of such securities (such as those acquired through inheritance, gift or spin-off) must be disclosed in a memo to the Preclearance Compliance Officer within 10 calendar days of the involuntary acquisition. This memo must be attached to the next ADM Quarterly Report filed by the MCADM.

                              MCADMs must obtain written approval, on the Preclearance Request Form, from both their immediate supervisor and their Chief Investment Officer before voluntarily buying or selling the following:

                              - in the US, securities with a market cap of more than $100 million but less than or equal to $250 million
                              - in the UK, securities with a market cap of more than L60 million but less than or equal to L150 million
                              - in Japan, securities with a market cap of more than Y10 billion but less than or equal to Y20 billion

CONTEMPORANEOUS               ADMs must obtain written authorization prior to
DISCLOSURE                    making or acting upon a portfolio recommendation
                              (including recommendations to "hold") in a security which they own directly or indirectly.
                              This authorization must be obtained from the ADM's
                              CIO, CEO or other IEC designee prior to the first such portfolio recommendation or transaction in a particular security in a calendar month.

                              Note: The purpose of this authorization is to confirm that the portfolio recommendation or transaction is not for the purpose of affecting the value of a personal securities holding. Under no circumstances should a portfolio recommendation or transaction be affected by its impact on personal securities holdings OR BY THE REQUIREMENT FOR CONTEMPORANEOUS DISCLOSURE. The ADM's fiduciary duty to make portfolio recommendations and trades solely in the best interest of the client should always be of paramount importance.

                              The following personal securities holdings are exempt from the requirement to obtain written authorization preceding a portfolio recommendation or transaction:

                              -    Exempt securities (see Glossary)

                              - securities held in accounts over which the ADM has no investment discretion, which are professionally managed by a non-family member, and where the ADM has no actual knowledge that such account is currently holding the same or equivalent security at the time of the portfolio recommendation or transaction

                              - personal holdings of equity securities of the following:

                                   -    in the US, the top 200 issuers on the
                                        Russell list of largest publicly traded
                                        companies and other companies with a
                                        market capitalization of $20 billion or
                                        higher

                                   -    in the UK, the top 100 companies on the
                                        FTSE All Share Index and other companies with a market capitalization of L10 billion or higher

                                   -    in Japan, the top 100 companies of the
                                        TOPIX and other companies with a market
                                        capitalization of Y2 trillion

                              - personal holdings of debt securities which do not have a conversion feature and are rated investment grade or better by a nationally recognized statistical rating organization or unrated but of comparable quality

                              - personal holdings of ADMs who are index fund managers and who have no investment discretion in replicating an index

                              - personal holdings of Portfolio Managers in Mellon Private Wealth Management if the Portfolio Manager exactly replicates the model or clone portfolio. A disclosure form is required if the Portfolio Manager recommends securities which are not in the clone or model portfolio or recommends a model or clone security in a different percentage than model or clone amounts. Disclosure forms are also required when the Portfolio Manager recommends individual securities to clients, even if Mellon shares control of the investment process with other parties

                              If a personal securities holding does not fall under one of these exemptions, the ADM must complete and forward a disclosure form for authorization by the CIO or designee, prior to the first recommendation or transaction in the security in the current calendar month. Disclosure forms for subsequent transactions in the same security are not required for the remainder of the calendar month so long as purchases (or sales) in all portfolios do not exceed the maximum number of shares, options, or bonds disclosed on the disclosure form. If the ADM seeks to effect a transaction or makes a recommendation in a direction opposite to the most recent disclosure form, a new disclosure form must be completed prior to the transaction or recommendation.

                              Once the CIO authorization is obtained, the ADM may make the recommendation or trade the security in the managed portfolio without the Preclearance Compliance Officer's signature. However, the ADM must deliver the authorization form to the Preclearance Compliance Officer on the day of the CIO's authorization. The Preclearance Compliance Officer will forward a copy of the completed form for the ADM's files. The ADM is responsible for following-up with the Preclearance Compliance Officer in the event a completed form is not returned to the ADM within 5 business days. It is recommended that the ADM retain completed forms for two years.

                              A listing of Investment Ethics Committee designees and the personal securities disclosure forms are available on the Mellon intranet, or can be obtained from your Preclearance Compliance Officer.

7-DAY BLACKOUT POLICY         Portfolio managers (except index fund managers)
                              are prohibited from buying or selling a security within 7 calendar days before and after their investment company or managed account has effected a transaction in that security. In addition to other appropriate sanctions, if such ADMs effect such personal transactions during that period, these individuals must disgorge any and all profit realized from such transactions, in accordance with procedures established by the Investment
                              Ethics Committee, except that the following transactions will not be subject to disgorgement:

                              - in the US, transactions in the amount of $10,000 or 100 shares, whichever is greater, of the top 500 issuers on the Russell List of largest publicly traded companies or other companies with a market capitalization of $5 billion or higher

                              - in the UK, transactions in the amount of L6 thousand or 100 shares, whichever is greater, of companies ranked in the top 100 of the FTSE All Share Index or other companies with a market capitalization of L3 billion or higher

                              - in Japan, transactions in the amount of Y1 million of companies ranked in the top 100 of the TOPIX or other companies with a market capitalization of Y500 billion or higher

EXEMPTIONS FROM               Preclearance under this section by ADMs is not
REQUIREMENT TO                required for the following transactions:
PRECLEAR

                              - purchases or sales of Exempt Securities (see Glossary)

                              -    purchase or sales of non-financial
                                   commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures

                              -    purchases or sales of index securities
                                   (sometimes referred to as exchange traded funds), unless they are Proprietary Funds

                              - purchases or sales effected in accounts in which an employee has no direct or indirect influence or control over the investment decision making process ("non-discretionary accounts"). Non-discretionary accounts may only be exempted from preclearance procedures, when the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions

                              - transactions that are involuntary on the part of an employee, such as stock dividends or sales of fractional shares; however, sales initiated by brokers to satisfy margin calls are not considered involuntary and must be precleared

                              - the sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered through the Human Resources Department

                              - enrollment, changes in salary withholding percentages and sales of shares held in the Mellon Employee Stock Purchase Plan (ESPP); sales of shares previously withdrawn from the ESPP do require preclearance

                              -    purchases effected upon the exercise of
                                   rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer

                              - sales of rights acquired from an issuer, as described above

                              - sales effected pursuant to a bona fide tender offer

                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary)

GIFTING OF SECURITIES         ADMs desiring to make a bona fide gift of
                              securities or who receive a bona fide gift of securities, including an inheritance, do not need to preclear the transaction. However, ADMs must report such bona fide gifts to the Preclearance
                              Compliance Officer or his/her designee. The report must be made within 10 calendar days of making or receiving the gift and must disclose the following information: the name of the person receiving
                              (giving) the gift; the date of the transaction;
                              and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An ADM who purchases a security with the intention of making a gift must preclear the purchase transaction.

OWNERSHIP                     The preclearance, reporting and other provisions
                              of the Policy apply not only to securities held in the employee's own name but also to all other securities indirectly owned by the employee (see
                              Glossary for definition of indirect owner).
                              Generally you are the indirect owner of securities if you have the opportunity, directly or indirectly, to share in any profits from a transaction in those securities. This could include:

                              - securities held by members of your family who share the same household with you

                              - securities held by a trust in which you are a settler, trustee, or beneficiary

                              - securities held by a partnership in which you are a general partner

                              -    securities in which any contract,
                                   arrangement, understanding or relationship gives you direct or indirect economic interest

NON-MELLON EMPLOYEE           With the exception of the provisions in the Policy
BENEFIT PLANS                 regarding Contemporaneous Disclosures and the ADM
                              Quarterly Report, the Policy does not apply to transactions in an employer's securities done under a bona fide employee benefit plan of an organization not affiliated with Mellon by an employee of that organization who is a member of your immediate family (see "Indirect Ownership -
                              Family Members" in the Glossary for the definition of "immediate family"). This means if a Mellon employee's family member is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions IN
                              THE EMPLOYER'S SECURITIES done by the family member as part of the family member's employee benefit plan.

                              In such situations, the family member's employer has primary responsibility for providing adequate supervision with respect to conflicts of interest and compliance with securities laws regarding trading in its own securities under its own employee benefit plans.

                              However, employee benefit plans that allow the employee to buy or sell securities other than those of their employer are subject to the Policy, including the preclearance and reporting provisions. Employee benefit plans that include Mellon Proprietary Funds as investment options are subject to the requirements in "Restrictions on Transactions in Fund Shares".

INVESTMENT CLUBS AND          Certain organizations create a unique means of
PRIVATE INVESTMENT            investing:
COMPANIES

                              - Investment Clubs - a membership organization where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of the investment club participates in the investment decision making process, ADMs must obtain approval from their Preclearance Compliance Officer before participating in an investment club and must thereafter preclear and report securities transactions of the club.

                              - Private Investment Company - an investment company (see Glossary) whose shares are not deemed to be publicly held (sometimes called "hedge funds"). ADMs investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company.

                                   However, ADMs' investments in Private
                                   Investment Companies are considered to be private placements and approval must be received prior to investing. Employees should refer to the Private Placement provision of the Policy on Pages 20 and 21 for approval requirements.

RESTRICTED LIST               The Preclearance Compliance Officer will maintain
                              a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for ADMs in his/her area. From time to time, such trading restrictions may be appropriate to protect Mellon and its ADMs from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                              The Preclearance Compliance Officer will retain copies of the restricted lists for six years.

CONFIDENTIAL TREATMENT        The Manager of the Ethics Office and/or
                              Preclearance Compliance Officer will use his or her best efforts to assure that requests for preclearance, personal securities transaction reports and reports of securities holdings are treated as "Personal and Confidential." However, Mellon is required by law to review, retain and, in certain circumstances, disclose such documents.
                              Therefore, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under the Policy or other requirements applicable to Mellon. Documents received from ADMs are also available for inspection by the boards of directors, trustees or managing general partners of any Mellon entity regulated by certain investment company laws.

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

GENERAL RESTRICTIONS          ADM Employees who engage in transactions involving
                              Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                              The following restrictions apply to all
                              transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee has indirect ownership. These restrictions are to be followed in addition to any restrictions that apply to particular senior officers or directors of Mellon such as restrictions under Section 16 of the Securities Exchange Act of 1934.

                              -    SHORT SALES - Short sales of Mellon
                                   securities by employees are prohibited.

                              - SHORT-TERM TRADING - ADMs are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanctions, any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management.

                              - MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans for non-securities purposes or for the acquisition of securities other than those issued by Mellon.

                              - OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                              - MAJOR MELLON EVENTS - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

MELLON 401(k) PLAN            Actions regarding your interest in Mellon Stock
                              under the Mellon 401(k) Plan are treated as follows:

                              ELECTIONS REGARDING FUTURE CONTRIBUTIONS to Mellon Stock are not deemed to be transactions in Mellon Stock and therefore are not subject to preclearance and reporting requirements or to the short-term trading prohibition.

                              PAYROLL DEDUCTION CONTRIBUTIONS to Mellon Stock are deemed to be done pursuant to an automatic investment plan. They are not subject to preclearance and reporting requirements or to the short-term trading prohibition.

                              MOVEMENTS OF BALANCES into or out of Mellon Stock are not subject to preclearance but are deemed to be purchases or sales of Mellon Stock for purposes of the short-term trading prohibition. This means employees are prohibited from increasing their existing account balance allocation to Mellon Stock and then decreasing it within 60 calendar days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Stock and then increasing it within 60 calendar days. However:

                              - any profits realized on short-term changes in Mellon Stock in the 401(k) will not have to be disgorged; and

                              -    changes to existing account balance
                                   allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the short-term trading prohibition. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                              For the treatment of actions regarding Proprietary Funds under the Mellon 401(k) Plan, see "Restrictions on Transactions in Fund Shares - Mellon 401(k) Plan".

MELLON EMPLOYEE STOCK         RECEIPT or EXERCISE of an employee stock option
OPTIONS                       from Mellon is exempt from reporting and
                              preclearance requirements and does not constitute a purchase for purposes of the 60 calendar day prohibition.

                              SALES - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy, regardless of how little time has elapsed between the option exercise and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60 calendar day prohibition.

MELLON EMPLOYEE STOCK         ENROLLMENT and CHANGING SALARY WITHHOLDING
PURCHASE PLAN (ESPP)          PERCENTAGES in the ESPP are exempt from
                              preclearance and reporting requirements and do not constitute a purchase for purposes of the 60 calendar day prohibition.

                              SELLING SHARES HELD IN THE ESPP - ADMs are not required to preclear or report sales of stock held in the ESPP, including shares acquired upon reinvestment of dividends. However, sale of stock held in the ESPP is considered a sale for purposes of the 60 calendar day prohibition and will be compared to transactions in Mellon securities outside of the ESPP.

                              SELLING SHARES PREVIOUSLY WITHDRAWN - The sale of the Mellon securities that were received as a withdrawal from the ESPP is treated like any other sale under the Policy, regardless of how little time has elapsed between the withdrawal and the sale. Thus, such sales are subject to the preclearance and reporting requirements and are considered sales for purposes of the 60 calendar day prohibition.

RESTRICTIONS ON TRANSACTIONS IN FUND SHARES

                              Mellon's role as an adviser and servicer to investment funds imposes upon it special duties to preserve the integrity and credibility of the fund industry. The restrictions below apply to ADMs with respect to their transactions in fund shares.

ALL FUNDS                     ADMs should not knowingly participate in or
                              facilitate late trading, market timing or any other activity with respect to any fund in violation of applicable law or the provisions of the fund's disclosure documents.

MELLON PROPRIETARY            The following restrictions apply to transactions
FUNDS                         and holdings in investment companies or collective
                              funds for which a Mellon subsidiary serves as an investment adviser, sub-adviser or principal underwriter (a "Proprietary Fund"). Money market funds are deemed not to be Proprietary Funds. From time to time, Mellon will publish a list of the Proprietary Funds. Employees should rely on the latest version of this list, rather than attempt to determine for themselves the identity of the Proprietary Funds.

                              The requirements below regarding Proprietary Funds are in addition to other requirements of this Policy and are not affected by the fact that Proprietary Funds may be exempt from those other requirements.

                                   REPORTING - An ADM must file the following reports regarding holdings and transactions in shares of Proprietary Funds:

                                   -    INITIAL STATEMENT OF HOLDINGS OF
                                        PROPRIETARY FUNDS. This is to be filed
                                        with the Preclearance Compliance Officer within 10 calendar days of becoming an ADM, and the information in it must be current as of a date no more than 45 calendar days prior to becoming an ADM. It must identify all shares of Proprietary Funds owned directly or indirectly by the ADM and the accounts through which those shares are held.

                                   -    QUARTERLY AND ANNUAL STATEMENTS OF
                                        HOLDINGS OF PROPRIETARY FUNDS. These
                                        must be completed upon the request of
                                        the Ethics Office or its designee, and
                                        the information in them must be current
                                        as of a date no more than 45 calendar
                                        days before the date the statement is
                                        submitted. They must identify all shares of Proprietary Funds owned directly or indirectly by the ADM and the accounts through which those shares are held.

                                   -    QUARTERLY STATEMENTS OF TRANSACTIONS IN
                                        PROPRIETARY FUNDS. These must be
                                        submitted to the Preclearance Compliance
                                        Officer no later than 10 calendar days
                                        after the end of each calendar quarter
                                        and must describe all transactions
                                        during the quarter in shares of
                                        Proprietary Funds owned directly or
                                        indirectly by the ADM at any time during the quarter.

                                   Initial and annual holdings statements need not include:

                                   -    any information on holdings in
                                        non-discretionary accounts (see
                                        Glossary), or

                                   -    any information included in the
                                        corresponding initial or annual holdings statement filed under the "Statement of Securities Accounts and Holdings" section of this Policy. (In other words, if you include all information on Proprietary Fund holdings in your Statement of Securities Accounts and Holdings, you need not file a separate report.)

                                   Quarterly transactions statements need not include:

                                   -    any information on transactions in
                                        non-discretionary accounts (see
                                        Glossary),

                                   - any information on transactions effected pursuant to an automatic investment plan (see Glossary),

                                   -    any information included in a trade
                                        confirmation, account statement or
                                        report previously delivered to the
                                        Preclearance Compliance Officer under
                                        the "Personal Securities Transactions
                                        Reports" section of this Policy.

                              PRECLEARANCE - ADMs must notify their Preclearance Compliance Officer in writing and receive preclearance before they engage in any purchase or redemption of shares of Proprietary Funds for their own accounts or accounts over which they have indirect ownership (see Glossary). Preclearance is not required for:

                              - transactions in non-discretionary accounts (see Glossary), or

                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary).

                              HOLDING PERIOD - ADMs' holdings in Proprietary Funds are expected to be long-term investments, rather than the result of trading for short-term profit. Therefore, ADMs must not purchase and redeem, or redeem and purchase, shares of an individual Proprietary Fund within any 60 calendar day period, unless they have the prior approval of the Preclearance Compliance Officer or his/her designee. The following transactions will not be deemed to be purchases or redemptions for purposes of the 60 calendar day holding period:

                              -    transactions within non-discretionary
                                   accounts (see Glossary), or

                              -    transactions pursuant to an automatic
                                   investment plan (see Glossary).

MELLON 401(k) PLAN            ADMs should not participate in or facilitate
(NON SELF-DIRECTED            market timing or any other activity with respect
ACCOUNTS)                     to funds in the Mellon 401(k) Plan in violation of
                              applicable law or the provisions of the fund's disclosure documents. In addition, ADMs should comply with all requirements of the 401(k) Plan regarding timing of purchases and redemptions in certain Proprietary Funds.

                              Specific actions regarding Proprietary Funds under the Mellon 401(k) Plan are treated as follows:

                              - ELECTIONS REGARDING FUTURE CONTRIBUTIONS to Proprietary Funds are not deemed to be transactions and are therefore exempt from reporting (transaction and holdings), preclearance and holding period requirements.

                              -    PAYROLL DEDUCTION CONTRIBUTIONS to
                                   Proprietary Funds are deemed to be done
                                   pursuant to an automatic investment plan.
                                   They are therefore exempt from preclearance, transaction reporting and holding period requirements but must be included in holdings reports.

                              -    MOVEMENTS OF BALANCES into or out of
                                   Proprietary Funds are deemed to be purchases or redemptions of those Proprietary Funds for purposes of the holding period requirement but are exempt from the general preclearance requirement. (In other words, you do not need to preclear every such movement but must get prior approval from the Preclearance Compliance Officer or his/her designee if the movement is within 60 calendar days of an opposite transaction in shares of the same fund.) In lieu of transaction reporting, employees are deemed to consent to Mellon obtaining transaction information from Plan records. Such movements must be reflected in holdings reports.

                              For the treatment of actions regarding your Mellon Common Stock account under the Mellon 401(k) Plan, see "Restrictions on Transactions in Mellon Securities - Mellon 401(k) Plan" on page 16.

MELLON 401(k) PLAN            Holdings and transactions of Proprietary Funds
(SELF-DIRECTED                within a Self-Directed Account in the Mellon
ACCOUNTS)                     401(k) Plan are treated like any other Mellon
                              Proprietary Fund. This means that the reporting, preclearance and holding period requirements apply. For further guidance on the treatment of Mellon Proprietary Funds in a Self-Directed
                              Account of the Mellon 401(k) Plan, refer to pages
                              17-18.

INDIRECT OWNERSHIP OF         Indirect interests in Proprietary Funds (such as
PROPRIETARY FUNDS             through a spouse's 401(k) plan or other retirement
                              plan) are subject to the preclearance, reporting
                              (transaction and holdings) and holding period requirements. Please note that Proprietary Funds are a common investment vehicle in employee benefit plans in which your family members may participate.

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RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                              Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third-party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Ownership" on Page 13 which is applicable to the following restrictions.

                              The Mellon CODE OF CONDUCT contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the CODE OF CONDUCT and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                              The following restrictions apply to ALL securities transactions by ADMs:

                              - CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                              - EXCESSIVE TRADING, NAKED OPTIONS - Mellon discourages all employees from engaging in short-term or speculative trading, writing naked options, trading that could be deemed excessive or trading that could interfere with an employee's job responsibilities.

                              - FRONT RUNNING - Employees may not engage in "front running," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of their knowledge of Mellon's trading positions or plans or those of their customers.

                              -    INITIAL PUBLIC OFFERINGS - ADMs are
                                   prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Investment Ethics Committee. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the ADM. Due to certain laws and regulations (for example, NASD rules in the US), this approval may not be available to employees of registered broker-dealers.

                              - MATERIAL NONPUBLIC INFORMATION - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                              - PRIVATE PLACEMENTS - Participation in private placements is prohibited without the prior written approval of the Investment Ethics Committee. The Committee will generally not approve an ADM's acquiring, in a private placement, direct or indirect ownership of any security of an issuer in which any managed fund or account is authorized to invest within the ADM's fund complex. Employees should contact the Ethics Office to initiate approval.

                                   Private placements include certain
                                   co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For the purpose of the Policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                                   When considering requests for participation in private placements, the Investment Ethics Committee will take into account the specific facts and circumstances of the request prior to reaching a decision on whether to authorize a private placement investment by an ADM. These factors include, among other things, whether the opportunity is being offered to an individual by virtue of his or her position with Mellon or its affiliates, or his or her relationship to a managed fund or account. The Investment Ethics Committee will also consider whether a fund or account managed by the ADM is authorized to invest in securities of the issuer in which the ADM is seeking to invest. At its discretion, the Investment Ethics Committee may request any and all information and/or documentation necessary to satisfy itself that no actual or potential conflict, or appearance of a conflict, exists between the proposed private placement purchase and the interests of any managed fund or account.

                                   ADMs who have prior holdings of securities obtained in a private placement must request the written authorization of the Investment Ethics Committee to continue holding the security. This request for authorization must be initiated within 90 calendar days of becoming an ADM.

                                   To request authorization for prior holdings or new proposed acquisitions of securities issued in an eligible private placement, contact the Manager of the Ethics Office.

                              -    SCALPING - Employees may not engage in
                                   "scalping," that is, the purchase or sale of securities for clients for the purpose of affecting the value of a security owned or to be acquired by the employee or Mellon.

                              - SHORT-TERM TRADING - ADMs are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. Any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management. Transactions that are exempt from preclearance and transactions in Proprietary Funds will not be considered purchases or sales for purposes of profit disgorgement. (See "Restrictions on Transactions in Fund Shares" for a description of the separate holding period requirement for Proprietary Funds.) ADMs should be aware that for purposes of profit disgorgement, trading in derivatives (such as options) is deemed to be trading in the underlying security. (See Page 28 in the Glossary for an explanation of option transactions.) Therefore, certain investment strategies may be difficult to implement without being subject to profit disgorgement. Furthermore, ADMs should also be aware that profit disgorgement from 60 calendar day trading may be greater than the economic profit or greater than the profit reported for purposes of income tax reporting.

                              - SPREAD BETTING - Employees may not engage in "spread betting" (essentially taking bets on securities pricing to reflect market movements) or similar activities as a mechanism for avoiding the restrictions on personal securities trading arising under the provisions of the Policy. Such transactions themselves constitute transactions in securities for the purposes of the Policy and are subject to all of the provisions applicable to other non-exempted transactions.

PROHIBITION ON                You are prohibited from acquiring any security
INVESTMENTS IN                issued by a financial services organization if you
SECURITIES OF FINANCIAL       are:
SERVICES ORGANIZATIONS

                              -    a member of the Mellon Senior Management
                                   Committee

                              -    employed in any of the following departments:
                                     -    Corporate Strategy & Development
                                     -    Legal (Mellon headquarters only)
                                     -    Finance (Mellon headquarters only)

                              - an employee specifically designated by the Manager of the Ethics Office and informed that this prohibition is applicable to you

                              FINANCIAL SERVICES ORGANIZATIONS - The phrase "security issued by a financial services organization" includes any security issued by:

                              -    Commercial Banks other than Mellon
                              - Financial Holding Companies (or Bank Holding Companies) other than Mellon
                              -    Insurance Companies
                              -    Investment Advisers
                              -    Shareholder Servicing Companies
                              -    Thrifts
                              -    Savings and Loan Associations
                              -    Broker-Dealers
                              -    Transfer Agents
                              -    Other Depository Institutions

                              The phrase "securities issued by a financial services organization" DOES NOT INCLUDE Exempt Securities (see Glossary). Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                              EFFECTIVE DATE - Securities of financial services organizations properly acquired before the employee was subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with the Policy.

                              Any acquisition of financial service organization securities that is exempt from preclearance pursuant to the express provision of the Policy is also exempt from this prohibition. This includes (assuming full compliance with the applicable preclearance exemption):

                              -    Exempt Securities (see Glossary)
                              -    acquisition in a non-discretionary account
                              -    involuntary acquisitions
                              -    securities received as gifts
                              -    transactions effected pursuant to an
                                   automatic investment plan (see Glossary)
                              - acquisitions through a non-Mellon employee benefit plan

                              Within 30 calendar days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Ethics Office.

PROTECTING CONFIDENTIAL INFORMATION

                              As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon CODE OF CONDUCT.

INSIDER TRADING AND           Securities laws generally prohibit the trading of
TIPPING LEGAL                 securities while in possession of "material
PROHIBITIONS                  nonpublic" information regarding the issuer of
                              those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                              Information is "material" if there is a
                              substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security (price sensitive information) would be material. Examples of information that might be material include:

                              -    a proposal or agreement for a merger,
                                   acquisition or divestiture, or for the sale or purchase of substantial assets

                              - tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made

                              -    dividend declarations or changes

                              -    extraordinary borrowings or liquidity
                                   problems

                              -    defaults under agreements or actions by
                                   creditors, customers or suppliers relating to a company's credit standing

                              - earnings and other financial information, such as significant restatements, large or unusual write-offs, write-downs, profits or losses

                              - pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits

                              -    a proposal or agreement concerning a
                                   financial restructuring

                              - a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities

                              - a significant expansion or contraction of operations

                              -    information about major contracts or
                                   increases or decreases in orders

                              - the institution of, or a development in, litigation or a regulatory proceeding

                              - developments regarding a company's senior management

                              - information about a company received from a director of that company

                              - information regarding a company's possible noncompliance with environmental protection laws

                              This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                              "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                              If you obtain material non-public information, you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY               Employees who possess material nonpublic
                              information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                              Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                              Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in the Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                              Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

RESTRICTIONS ON THE           As a diversified financial services organization,
FLOW OF INFORMATION           Mellon faces unique challenges in complying with
WITHIN MELLON                 the prohibitions on insider trading and tipping of
("SECURITIES FIRE             material non-public information, and misuse of
WALLS")                       confidential information. This is because one
                              Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad ranging financial services activities without violating laws or breaching
                              Mellon's fiduciary duties, Mellon has established a "Securities Fire Wall" policy applicable to all employees. The "Securities Fire Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (potential
                              Insider Risk functions) from the Mellon units or individuals that either trade in securities, for Mellon's account or for the accounts of others, or provide investment advice (Investment functions).
                              Employees should refer to CPP 903-2(C) SECURITIES
                              FIRE WALLS.

GLOSSARY

DEFINITIONS

- ACCESS DECISION MAKER - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

-    APPROVAL - written consent or written notice of non-objection.

- AUTOMATIC INVESTMENT PLAN - a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. Applications to specific situations are as follows:

     DIVIDEND REINVESTMENT PLANS ("DRIPs"). The automatic investment of dividends under a DRIP is deemed to be pursuant to an automatic investment plan. Optional cash purchases (that is, the right to buy additional shares through the DRIP) are not unless they are by payroll deduction, automatic drafting to a checking account or other means specifically included in this definition.

     PAYROLL DEDUCTIONS. Deductions from payroll (Mellon or otherwise) directly into an investment account are deemed to be done pursuant to an automatic investment plan. This would include payroll deductions for contributions to 401(k) plans and other employee benefit plans.

     BANK ACCOUNT DRAFTS OR DEPOSITS. Automatic drafts from a checking or savings account directly to an investment account or automatic deposits directly from an investment account into a checking or savings account, are deemed to be made pursuant to an automatic investment plan, provided that, in either case:
        - there is documentation with the investment account indicating the drafts or deposits are to be executed according to an express schedule, and
        - at least two drafts or deposits were executed according to the schedule.

     AUTOMATIC MUTUAL FUND EXCHANGE PROGRAMS. Automatic exchanges of a fixed dollar amount out of one mutual fund to purchase shares of another mutual fund are deemed to be made pursuant to an automatic investment plan.

     AUTOMATIC MUTUAL FUND WITHDRAWAL PROGRAMS. Automatic withdrawals of a fixed dollar amount out of a mutual fund are deemed to be made pursuant to an automatic investment plan.

     ASSET-ALLOCATION ACCOUNTS. Asset allocation accounts are investment accounts in which the investor chooses among predetermined asset-allocation models consisting of percentages of a portfolio allocated to fund categories (such as large-cap, mid-cap and small-cap equity funds, tax-free bond funds, international funds, etc). Once a model is chosen, new money is automatically invested according to the model, and the portfolio is automatically rebalanced periodically to keep it in line with the model. For purposes of this Policy, both the investment of new money into, and periodic rebalancings within, an asset-allocation account are deemed to be done pursuant to an automatic investment plan. An Investment Advisory Service account at Mellon Private Wealth Advisers is an asset-allocation account. Brokerage accounts, in which the investor has the continuing ability to direct transactions in specific securities or funds, are not asset-allocation accounts.

     COLLEGE SAVINGS PLANS. Many jurisdictions have college savings plans (for example, in the US these plans are referred to as "529" plans) that provide a tax-advantaged means of investing for future college expenses. These plans vary and the features of the specific plan must be analyzed to determine if it qualifies as an automatic investment plan. For example, a college savings plan could qualify as an automatic investment plan if it meets the requirements for an asset-allocation account, bank account draft or a payroll deduction (see above).

- DIRECT FAMILY RELATION - employee's spouse, children (including stepchildren, foster children, sons-in-law and daughters-in-law), grandchildren, parents (including step-parents, mothers-in-law and fathers-in-law) grandparents, and siblings (including brothers-in-law, sisters-in-law and step brothers and sisters). Also includes adoptive relationships.

- EMPLOYEE - an individual employed by Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt employees in all world-wide locations; generally, for purposes of the Policy, does not include consultants and contract or temporary employees.

- ETHICS OFFICE - the group within the Audit & Risk Review Department of Mellon which is responsible for administering the ethics program at Mellon, including the Securities Trading Policy.

-    EXEMPT SECURITIES - defined as:

        - direct obligations of the sovereign governments of the United States (US employees only) and the United Kingdom (for UK employees only). Obligations of other instrumentalities of the US and UK governments or quasi-government agencies are not exempt.

        -  commercial paper

        - high-quality, short-term debt instruments having a maturity of less than 366 days at issuance and rated in one of the two highest rating categories by a nationally recognized statistical rating organization or which is unrated but of comparable quality

        -  bankers' acceptances

        -  bank certificates of deposit and time deposits

        -  repurchase agreements

        - securities issued by open-end investment companies (i.e., mutual funds and variable capital companies) that are not Proprietary Funds

        -  shares of money market funds (regardless of affiliation with Mellon)

        -  fixed annuities

        - shares of unit trusts (provided they are invested exclusively in funds that are not Proprietary Funds)

           NOTE: The following are NOT Exempt Securities (whether proprietary or not):

               -  shares of hedge funds

               -  shares of closed-end funds

               - shares of funds not registered in the US (for US employees only)

-    FAMILY RELATION - see direct family relation.

- GENERAL COUNSEL - General Counsel of Mellon or any person to whom relevant authority is delegated by the General Counsel.

- INDEX FUND - an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

- INDIRECT OWNERSHIP - The securities laws of most jurisdictions attribute ownership of securities to someone in certain circumstances, even though the securities are not held in that person's name. For example, US federal securities laws contain a concept of "beneficial ownership", and UK securities laws contain a concept of securities held by "associates" (this term includes business or domestic relationships giving rise to a "community of interest"). The definition of "indirect ownership" that follows is used to determine whether securities held other than in your name are subject to the preclearance and other provisions of the Policy. It was designed to be consistent with various securities laws; however, there can be no assurance that attempted adherence to this definition will provide a defense under any particular law. Moreover, a determination of indirect ownership requires a detailed analysis of personal and/or financial circumstances that are subject to change. It is the responsibility of each employee to apply the definition below to his/her own circumstances. If the employee determines that he/she is not an indirect owner of an account and the Ethics Office becomes aware of the account, the employee will be responsible for justifying his/her determination. Any such determination should be based upon objective evidence (such as written documents), rather than subjective or intangible factors.

     GENERAL STANDARD. Generally, you are the indirect owner of securities (and preclearance and other provisions of the Policy will therefore apply to those securities) if, through any contract, arrangement, understanding, relationship or otherwise, you have the opportunity, directly or indirectly, to share at any time in any profit derived from a transaction in them (a "pecuniary interest"). The following is guidance on the application of this definition to some common situations.

     FAMILY MEMBERS. You are presumed to be an indirect owner of securities held by members of your immediate family who share the same household with you. "Immediate family" means your spouse, your children (including stepchildren, foster children, sons-in-law and daughters-in-law), your grandchildren, your parents (including stepparents, mothers-in-law and fathers-in-law), your grandparents and your siblings (including brothers-in-law, sisters-in-law and step brothers and sisters) and includes adoptive relationships. This presumption of ownership may be rebutted, but it will be difficult to do so if, with respect to the other person, you commingle any assets or share any expenses, you provide or receive any financial support, you influence investment decisions, you include them as a dependent for tax purposes or as a beneficiary under an employee benefit plan, or you are in any way financially codependent. Any attempt to disclaim indirect ownership with respect to family members who share your household MUST be based upon countervailing facts that you can prove in writing.

     PARTNERSHIPS. If you are a general partner in a general or limited partnership, you are deemed to own your proportionate share of the securities owned by the partnership. Your "proportionate share" is the greater of your share of profits or your share of capital, as evidenced by the partnership agreement. Limited partners are NOT deemed to be owners of partnership securities absent unusual circumstances, such as influence over investment decisions.

     SHAREHOLDERS OF CORPORATIONS. You are NOT deemed to own the securities held by a corporation in which you are a shareholder unless you are a controlling shareholder or you have or share investment control over the corporation's portfolio.

     TRUSTS. Generally, parties to a trust will be deemed indirect owners of securities in the trust only if they have BOTH a pecuniary interest in the trust and investment control over the trust. "Investment control" is the power to direct the disposition of the securities in the trust. Specific applications are as follows:

          TRUSTEES: A trustee is deemed to have investment control over the trust unless there are at least three trustees and a majority is required for action. A trustee has a pecuniary interest in the trust if (i) the trustee is also a trust beneficiary, (ii) an immediate family member of the trustee (whether or not they share the same household) is a beneficiary, or (iii) the trustee receives certain types of performance-based fees.

          SETTLORS: If you are the settlor of a trust (that is, the person who puts the assets into the trust), you are an indirect owner of the trust's assets if you have a pecuniary interest in the trust AND you have or share investment control over the trust. You are deemed to have a pecuniary interest in the trust if you have the power to revoke the trust without anyone else's consent or if members of your immediate family who share your household are beneficiaries of the trust.

          BENEFICIARIES. If you or a member of your immediate family who shares your household is a beneficiary of a trust, you are deemed to have a pecuniary interest in the trust and will therefore be deemed an indirect owner of the trust's assets if you have or share investment control over the trust.

     REMAINDER INTERESTS. Remainder interests are those that do not take effect until after some event that is beyond your control, such as the death of another person. Remainder interests are typically created by wills or trust instruments. You are NOT deemed to be an indirect owner of securities in which you only have a remainder interest provided you have no power, directly or indirectly, to exercise or share investment control or any other interest.

     DERIVATIVE SECURITIES. You are the indirect owner of any security you have the right to acquire through the exercise or conversion of any option, warrant, convertible security or other derivative security, whether or not presently exercisable.

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

- INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

- INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are open-end investment companies that issue and sell REDEEMABLE securities representing an undivided interest in the net assets of the company.

- INVESTMENT ETHICS COMMITTEE - committee that has oversight responsibility for issues related to personal securities trading and investment activity by Access Decision Makers. The committee is composed of investment, legal, risk management, audit and ethics management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are determined by the Corporate Ethics Officer.

- MANAGER OF THE ETHICS OFFICE - individual appointed by the Corporate Ethics Officer to manage the Ethics Office.

-    MELLON - Mellon Financial Corporation.

- NON-DISCRETIONARY ACCOUNT - an account for which the employee has no direct or indirect control over the investment decision making process. Non-discretionary accounts may be exempted from preclearance and reporting procedures only if the Manager of the Ethics Office, after a thorough review, is satisfied that the account is truly non-discretionary to the employee (that is, the employee has given total investment discretion to an investment manager and retains no ability to influence specific trades). Standard broker accounts generally are not deemed to be non-discretionary to the employee, even if the broker is given some discretion to make investment decisions.

- OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time frame. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

          -    Call Options
                    -If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.
                    -If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.
          -    Put Options
                    -If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.
                    -If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

          Below is a table describing the above:

                                                          TRANSACTION TYPE
                                  -----------------------------------------------------------------
                    OPTION TYPE                 BUY                              SALE
                    -----------   -------------------------------   -------------------------------
                        Put         Sale of Underlying Security     Purchase of Underlying Security

                        Call      Purchase of Underlying Security     Sale of Underlying Security

- PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of the Ethics Office and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

- PRIVATE PLACEMENT - an offering of securities that is exempt from registration under various laws and rules, such as the Securities Act of 1933 in the US and the Listing Rules in the UK. Such offerings are exempt from registration because they do not constitute a public offering. Private placements can include limited partnerships.

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

- PROPRIETARY FUND - An investment company or collective fund for which a Mellon subsidiary serves as an investment adviser, sub-adviser or principal underwriter. From time-to-time, Mellon will publish a list of the Proprietary Funds. Employees should rely on the latest version of this list rather than attempt to determine for themselves the identity of the Proprietary Funds.

- SECURITY - any investment that represents an ownership stake or debt stake in a company, partnership, governmental unit, business or other enterprise. It includes stocks, bonds, notes, evidences of indebtedness, certificates of participation in any profit-sharing agreement, collateral trust certificates and certificates of deposit for securities. It also includes many types of puts, calls, straddles and options on any security or group of securities; fractional undivided interests in oil, gas, or other mineral rights; and investment contracts, variable life insurance policies and variable annuities whose cash values or benefits are tied to the performance of an investment account. It does not include currencies. Unless expressly exempt, all securities transactions are covered under the provisions of the Policy (see definition of Exempt securities).

- SECURITIES FIRE WALL - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

- SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Financial Corporation.

- SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.

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

EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER


Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith
     Account No. xxxxxxxxxxxx

To whom it may concern:

In connection with my existing brokerage account(s) with your firm, please be advised that my employer should be noted as an "Interested Party" with respect to my account(s). They should, therefore, be sent copies of all trade confirmations and account statements relating to my account on a regular basis.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

     Manager of the Ethics Office
     Mellon Financial Corporation
     PO Box 3130
     Pittsburgh, PA 15230-3130


Thank you for your cooperation in this request.

Sincerely yours,


Employee

cc:  Manager of the Ethics Office (153-3300)

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